Exhibit 33.13a

Wells Fargo Bank, National Association 600 South 4th Street Minneapolis, MN 55415

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

Document Custody Platform

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company” or “Wells Fargo”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regard to the servicing platform for the period as follows:

Sale of Corporate Trust Services Business. On November 1, 2021, Wells Fargo and certain of its affiliates sold substantially all of its Corporate Trust Services (“CTS”) division to Computershare Trust Company, N.A. (“Computershare Trust Company”), Computershare Delaware Trust Company (“CDTC”), and Computershare Limited (“Computershare Limited,” and collectively with Computershare Trust Company and CDTC, “Computershare”). Virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices transferred to Computershare as part of the sale. See Appendix B for more information regarding such transition as it relates to the Document Custody Platform (defined below).

Period: As of and for the twelve months ended December 31, 2022 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions, commercial mortgage-backed securities (“CMBS”) transactions, and other asset-backed securities (“ABS”) transactions, in each case for which the Company was appointed to provide document custody services, and for which either (a) some or all of the issued securities for such RMBS, CMBS, and ABS transactions were publicly offered on or after January 1, 2006 pursuant to a registration statement delivered under the Securities Act of 1933, as amended, or (b) the issued securities for such RMBS, CMBS, and ABS transactions were privately offered on or after January 1, 2006 pursuant to an exemption from registration and the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions for which the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government-sponsored entity, other than certain RMBS transactions for which the offered securities were issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “Document Custody Platform”). As a result of Wells Fargo’s sale of the CTS division to Computershare, Wells Fargo has not accepted any new appointments to provide document custody services after November 1, 2021, other than a few exceptions to facilitate the transition of the CTS business to Computershare. Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period.

Applicable Servicing Criteria for the Period: Management has determined that the following servicing criteria set forth in Item 1122(d) are relevant to the servicing activities performed by the Company with respect to the Document Custody Platform transactions for the Period: Item 1122(d)(1)(ii) and 1122(d)(1)(iv) (the “Applicable Servicing Criteria”). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Company’s servicing activities with respect to the Document Custody Platform for the Period.

With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

© 2023 Wells Fargo Bank, N.A. All rights reserved.

3. Based on such assessment for the Period, the Company has complied in all material respects with the Applicable Servicing Criteria for the Period.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By: /s/ Robin A. Phelan

Robin A. Phelan

Title: Vice President

Dated: February 17, 2023

2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
36502021-PF1	3650R 2021-PF1 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-PF1
ABFC 2006-HE1	ABFC 2006-HE1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1
ABFC 2006-OPT1	ABFC 2006-OPT1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1
ABFC 2006-OPT2	ABFC 2006-OPT2 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT2
ABFC 2006-OPT3	ABFC 2006-OPT3 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT3
ABFC 2007-WMC1	ABFC 2007-WMC1 Trust Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1
ABSC2006-HE3	Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE3 Asset Backed Pass-Through Certificates, Series OOMC 2006-HE3
ABSC2006-HE5	Asset Backed Securities Corporation Home Equity Loan Trust, Series OOMC 2006-HE5 Asset Backed Pass-Through Certificates, Series OOMC 2006-HE5
ACE 2006-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP5	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5 Asset-Backed Pass-Through Certificates
ACE 2006-ASAP6	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6 Asset-Backed Pass-Through Certificates
ACE 2006-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1 Asset-Backed Pass-Through Certificates
ACE 2006-CW1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1 Asset-Backed Pass-Through Certificates
ACE 2006-FM1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1 Asset-Backed Pass-Through Certificates
ACE 2006-FM2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM2 Asset-Backed Pass-Through Certificates
ACE 2006-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 Asset-Backed Pass-Through Certificates
ACE 2006-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3 Asset-Backed Pass-Through Certificates
ACE 2006-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4 Asset-Backed Pass-Through Certificates
ACE 2006-OP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP1 Asset-Backed Pass-Through Certificates
ACE 2006-OP2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2 Asset-Backed Pass-Through Certificates
ACE 2006-SD1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1 Asset-Backed Pass-Through Certificates
ACE 2006-SD2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2 Asset-Backed Pass-Through Certificates
ACE 2006-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1 Asset-Backed Pass-Through Certificates
ACE 2006-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2 Asset-Backed Pass-Through Certificates
ACE 2006-SL3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL3 Asset-Backed Pass-Through Certificates
ACE 2006-SL4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL4 Asset-Backed Pass-Through Certificates
ACE 2007-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1 Asset-Backed Pass-Through Certificates
ACE 2007 ASAP2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2 Asset-Backed Pass-Through Certificates
ACE 2007-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASL1 Asset-Backed Pass-Through Certificates
ACE 2007-D1	ACE Securities Corp. Mortgage Loan Trust, Series 2007-D1
ACE 2007-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates
ACE 2007-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE2 Asset-Backed Pass-Through Certificates
ACE 2007-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE3 Asset-Backed Pass-Through Certificates
ACE 2007-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4 Asset-Backed Pass-Through Certificates
ACE 2007-HE5	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5 Asset-Backed Pass-Through Certificates
ACE 2007-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1 Asset-Backed Pass-Through Certificates
ACE 2007-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2 Asset-Backed Pass-Through Certificates
ACE 2007-WM1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM1 Asset-Backed Pass-Through Certificates
ACE 2007-WM2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2 Asset-Backed Pass-Through Certificates
AMMST2021-MF2	Arbor Multifamily Mortgage Securities Trust 2021-MF2 Multifamily Mortgage Pass-Through Certificates Series 2021-MF2
AMMST2021-MF3	Arbor Multifamily Mortgage Securities Trust 2021-MF3 Multifamily Mortgage Pass-Through Certificates Series 2021-MF3
ARMT 2006-2	Adjustable Rate Mortgage Trust 2006-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2
ARMT 2006-3	Adjustable Rate Mortgage Trust 2006-3 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3
BAC 2006-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4
BAC 2007-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4
BAC 2007-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5
BACM 2008-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1
BACM 2008-LS1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-LS1
BACM2016-UBS10	Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10, Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10
BACM-2017-BNK3	Bank of America Merrill Lynch Commercial Mortgage Trust 2017-BNK3, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK3
BACM2017-BNK6	BANK 2017-BNK6 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK6
BACM2017-BNK9	BANK 2017-BNK9 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9

Appendix A-1

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
BACM2018-BNK12	BANK 2018-BNK12 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK12
BACM2018-BNK15	BANK 2018-BNK15 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK15
BACM2019-BNK18	BANK 2019-BNK18 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK18
BACM2019-BNK21	BANK 2019-BNK21 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK21
BACM2019-BNK24	BANK 2019-BNK24 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK24
BACM2020-BNK27	BANK 2020-BNK27 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK27
BACM2020-BNK30	BANK 2020-BANK30 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK30
BACM2021-BNK33	BANK 2021-BNK33 Commercial Mortgage Pass-Through Certificates, Series 2021-BNK33
BACM2021-BNK36	BANK 2021-BNK36 Commercial Mortgage Pass-Through Certificates, Series 2021-BNK36
BAFC 2006-B	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-B
BAFC 2006-C	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-C
BAFC 2006-E	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-E
BAMLL2016-ISQR	BAMLL Commercial Mortgage Securities Trust 2016-ISQR, Commercial Mortgage Pass-Through Certificates, Series 2016-ISQR
BAMLL2017-AMO	Del Amo Fashion Center Trust 2017-AMO Commercial Mortgage Pass-Through Certificates, Series 2017-AMO
BAMLL2019-LIC	Jackson Park Trust 2019-LIC, Commercial Mortgage Pass-Through Certificates, Series 2019-LIC
BAMLL2020-BHP3	BAMLL Commercial Mortgage Securities Trust 2020-BHP3, Commercial Mortgage Pass-Through Certificates, Series 2020-BHP3
BAMLL2020-BOC	BAMLL Commercial Mortgage Securities Trust 2020-BOC, Commercial Mortgage Pass-Through Certificates, Series 2020-BOC
BAMLL2020-GRCE	Grace Trust 2020-GRCE Commercial Mortgage Pass-Through Certificates, Series 2020-GRCE
BANK2018-BNK11	BANK 2018-BNK11 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK11
BANK2019-BNK23	BANK 2019-BNK23 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK23
BANK2020-BNK26	BANK 2020-BNK26 Commercial Mortgage Pass Through Certificates, Series 2020-BNK26
BANK2020-BNK28	BANK 2020-BNK28 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK28
BANK2020-BNK29	BANK 2020-BNK29 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK29
BANK2021-BNK31	BANK 2021- BNK31 Commercial Mortgage Pass-Through Certificates, Series 2021-BNK31
BANK2021-BNK32	BANK 2021-BNK32 Commercial Mortgage Pass-Through Certificates Series 2021-BNK32
BANK2021-BNK35	BANK 2021-BNK35 Commercial Mortgage Pass Through Certificates, Series 2021-BNK35
BARCBCAP2007AA1	BCAP Trust LLC 2007-AA1 Mortgage Pass-Through Certificates Series 2007-AA1
BARCBCAP2007AA2	BCAP Trust LLC 2007-AA2 Mortgage Pass-Through Certificates Series 2007-AA2
BARCBCAP2007AA3	BCAP Trust LLC 2007-AA3 Mortgage Pass-Through Certificates Series 2007-AA3
BARCBCAP2007AA4	BCAP Trust LLC 2007-AA4 Mortgage Pass-Through Certificates Series 2007-AA4
BARCBCAP2007AB1	BCAPB Trust LLC 2007-AB1 Mortgage Pass-Through Certificates Series 2007-AB1
BARCSABR2006FR4	Securitized Asset Backed Receivables LLC Trust 2006-FR4 Mortgage Pass-Through Certificates Series 2006-FR4
BARCSABR2006WM4	Securitized Asset Backed Receivables LLC Trust 2006-WM4 Mortgage Pass-Through Certificates Series 2006-WM4
BARCSABR2007BR2	Securitized Asset Backed Receivables LLC Trust 2007-BR2 Mortgage Pass-Through Certificates Series 2007-BR2
BARCSABR2007BR3	Securitized Asset Backed Receivables LLC Trust 2007-BR3 Mortgage Pass-Through Certificates Series 2007-BR3
BARCSABR2007-HE1	Securitized Asset Backed Receivables LLC Trust 2007-HE1 Mortgage Pass-Through Certificates Series 2007-HE1
BBCMS2016-ETC	BBCMS 2016-ETC Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-ETC
BBCMS2017-C1	BBCMS Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1
BBCMS2018-C2	BBCMS Mortgage Trust 2018-C2 Commercial Mortgage Pass-Through Certificates, Series 2018-C2
BBCMS2018-CHRS	BBCMS 2018-CHRS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CHRS
BBCMS2019-B3B4	MFTII 2019-B3B4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B3B4
BBCMS2019-C3	BBCMS Mortgage Trust 2019-C3 Commercial Mortgage Pass-Through Certificates, Series 2019-C3
BBCMS2019-C4	BBCMS Mortgage Trust 2019-C4 Commercial Mortgage Pass-Through Certificates, Series 2019-C4
BBCMS2019-C5	BBCMS Mortgage Trust 2019-C5 Commercial Mortgage Pass-Through Certificates, Series 2019-C5
BBCMS2020-C6	BBCMS Mortgage Trust 2020-C6 Commercial Mortgage Pass-Through Certificates, Series 2020-C6
BBCMS2020-C7	BBCMS Mortgage Trust 2020-C7 Commercial Mortgage Pass-Through Certificates, Series 2020-C7
BBCMS2020-C8	BBCMS Mortgage Trust 2020-C8 Commercial Mortgage Pass-Through Certificates, Series 2020-C8
BBCMS2021-C10	BBCMS Mortgage Trust 2021-C10 Commercial Mortgage Pass Through Certificates Series 2021-C10
BBCMS2021-C11	BBCMS Mortgage Trust 2021-C11 Commercial Mortgage Pass-Through Certificates, Series 2021-C11
BBCMS2021-C9	BBCMS Mortgage Trust 2021-C9 Commercial Mortgage Pass-Through Certificates Series 2021-C9
BCAP 2006-AA1	BCAP Trust LLC 2006-AA1 Mortgage Pass-Through Certificates Series 2006-AA1
BCAP 2006-AA2	BCAP Trust LLC 2006-AA2 Mortgage Pass-Through Certificates Series 2006-AA2
BCAP 2007-AA5	BCAP Trust LLC 2007-AA5 Mortgage Pass-Through Certificates Series 2007-AA5
BEARBSMF2006SL1	Bear Stearns Mortgage Funding Trust 2006-SL1 Mortgage-Backed Certificates, Series 2006-SL1
BEARBSMF2006SL2	Bear Stearns Mortgage Funding Trust 2006-SL2 Mortgage-Backed Certificates, Series 2006-SL2
BEARBSMF2006SL3	Bear Stearns Mortgage Funding Trust 2006-SL3 Mortgage-Backed Certificates, Series 2006-SL3
BEARBSMF2006SL4	Bear Stearns Mortgage Funding Trust 2006-SL4 Mortgage-Backed Certificates, Series 2006-SL4
BEARBSMF2006SL5	Bear Stearns Mortgage Funding Trust 2006-SL5 Mortgage-Backed Certificates, Series 2006-SL5
BEARBSMF2006SL6	Bear Stearns Mortgage Funding Trust 2006-SL6 Mortgage-Backed Certificates, Series 2006-SL6
BEARBSMF2007SL1	Bear Stearns Mortgage Funding Trust 2007-SL1 Mortgage-Backed Certificates, Series 2007-SL1
BEARBSMF2007SL2	Bear Stearns Mortgage Funding Trust 2007-SL2 Mortgage-Backed Certificates, Series 2007-SL2
BEARBSSLT20071	Bear Stearns Asset Backed Securities I LLC Bear Stearns Second Lien Trust 2007-1, Mortgage-Backed Notes, Series 2007-1
BEARPRIME20062	Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2006-2
BEARPRIME20071	Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2007-1
BEARPRIME20072	Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2007-2
BEARPRIME20073	Structured Asset Mortgage Investments II Inc. Prime Mortgage Trust, Certificates Series 2007-3
BEARSACO200610	SACO I Trust 2006-10 Mortgage-Backed Certificates, Series 2006-10

Appendix A-2

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
BEARSACO20062	SACO I Trust 2006-2 Mortgage-Backed Certificates, Series 2006-2
BEARSACO20063	SACO I Trust 2006-3 Mortgage-Backed Certificates, Series 2006-3
BEARSACO20064	SACO I Trust 2006-4 Mortgage-Backed Certificates, Series 2006-4
BEARSACO20065	SACO I Trust 2006-5 Mortgage-Backed Certificates, Series 2006-5
BEARSACO20066	SACO I Trust 2006-6 Mortgage-Backed Certificates, Series 2006-6
BEARSACO20067	SACO I Trust 2006-7 Mortgage-Backed Certificates, Series 2006-7
BEARSACO20069	SACO I Trust 2006-9 Mortgage-Backed Certificates, Series 2006-9
BEARSACO20072	SACO I Trust 2007-2 Mortgage-Backed Certificates, Series 2007-2
BMARK2018-B1	Benchmark 2018-B1 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2018-B2	Benchmark 2018-B2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B2
BMARK2018-B4	Benchmark 2018-B4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2018-B5	Benchmark 2018-B5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B5
BMARK2018-B7	Benchmark 2018-B7 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2018-B8	Benchmark 2018-B8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B8
BMARK2019-B10	Benchmark 2019-B10 Mortgage Trust Commercial Mortgage Pass-Through Certificates
BMARK2019-B11	Benchmark 2019-B11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B11
BMARK2019-B13	Benchmark 2019-B13 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B13
BMARK2019-B14	Benchmark 2019-B14 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B14
BMARK2020-B16	Benchmark 2020-B16 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B16
BMARK2020-B17	Benchmark 2020-B17 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B17
BMARK2020-B18	Benchmark 2020-B18 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B18
BMARK2020-B20	Benchmark 2020-B20 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B20
BMARK2020-B21	Benchmark 2020-B21 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B21
BMARK2020-B22	Benchmark 2020-B22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B22
BMARK2020-IG1	Benchmark 2020-IG1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG1
BMARK2020-IG2	Benchmark 2020-IG2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG2
BMARK2020-IG3	Benchmark 2020-IG3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-IG3
BMARK2021-B24	Benchmark 2021-B24 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B24
BMARK2021-B25	Benchmark 2021-B25 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B25
BMARK2021-B26	Benchmark 2021-B26 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B26
BMARK2021-B28	Benchmark 2021-B28 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2021-B28
BMARK2021-B29	Benchmark 2021-B29 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2021-B29
BMARK2021-B30	Benchmark 2021-B30 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2021-B30
BOAALT 2006-2	Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates Series 2006-2
BOAALT 2006-4	Banc of America Alternative Loan Trust 2006-4 Mortgage Pass-Through Certificates Series 2006-4
BOAALT 2006-5	Banc of America Alternative Loan Trust 2006-5 Mortgage Pass-Through Certificates Series 2006-5
BOAALT 2006-6	Banc of America Alternative Loan Trust 2006-6 Mortgage Pass-Through Certificates Series 2006-6
BOAALT 2006-7	Banc of America Alternative Loan Trust 2006-7 Mortgage Pass-Through Certificates Series 2006-7
BOAALT 2006-8	Banc of America Alternative Loan Trust 2006-8 Mortgage Pass-Through Certificates Series 2006-8
BOAALT 2006-9	Banc of America Alternative Loan Trust 2006-9 Mortgage Pass-Through Certificates Series 2006-9
BOAALT 2007-1	Banc of America Alternative Loan Trust 2007-1 Mortgage Pass-Through Certificates Series 2007-1
BOAALT 2007-2	Banc of America Alternative Loan Trust 2007-2 Mortgage Pass-Through Certificates Series 2007-2
BOAMS 2006-1	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-1
BOAMS 2006-2	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-2
BOAMS 2006-3	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-3
BOAMS 2006-A	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A
BOAMS 2006-B	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-B
BOAMS 2007-1	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-1
BOAMS 2007-2	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-2
BOAMS 2007-3	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-3
BOAMS 2007-4	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-4
BSAAT 2007-01	Bear Stearns ALT-A Trust II Mortgage Pass-Through Certificates Series 2007-1
BSABS 2006-2	Bear Stearns Asset-Backed Securities Trust 2006-2 Asset-Backed-Certificates Series 2006-2
BSABS 2006-3	Bear Stearns Asset-Backed Securities Trust 2006-3 Asset-Backed Certificates Series 2006-3
BSABS 2006-4	Bear Stearns Asset-Backed Securities Trust 2006-4 Asset-Backed Certificates Series 2006-4
BSABS 2006-AC1	Bear Stearns Asset-Backed Securities I Trust 2006-AC1 Asset-Backed Certificates Series 2006-AC1
BSABS 2006-AC2	Bear Stearns Asset-Backed Securities I Trust 2006-AC2 Asset-Backed Certificates Series 2006-AC2
BSABS 2006-AC3	Bear Stearns Asset-Backed Securities I Trust 2006-AC3 Asset-Backed Certificates Series 2006-AC3
BSABS 2006-AC4	Bear Stearns Asset-Backed Securities I Trust 2006-AC4 Asset-Backed Certificates Series 2006-AC4
BSABS 2006-AC5	Bear Stearns Asset-Backed Securities I Trust 2006-AC5 Asset-Backed Certificates Series 2006-AC5
BSABS 2006-IM1	Bear Stearns Asset-Backed Securities I Trust 2006-IM1 Asset-Backed Certificates Series 2006-IM1
BSABS 2006-SD1	Bear Stearns Asset-Backed Securities Trust 2006-SD1 Asset-Backed Certificates Series 2006-SD1
BSABS 2006-SD2	Bear Stearns Asset-Backed Securities Trust 2006-SD2 Asset-Backed Certificates Series 2006-SD2
BSABS 2006-SD3	Bear Stearns Asset-Backed Securities Trust 2006-SD3 Asset-Backed Certificates Series 2006-SD3
BSABS 2006-SD4	Bear Stearns Asset-Backed Securities Trust 2006-SD4 Asset-Backed Certificates Series 2006-SD4
BSABS 2006-ST1	Bear Stearns Asset-Backed Securities I Trust 2006-ST1 Asset-Backed Certificates Series 2006-ST1
BSABS 2007-1	Bear Stearns Asset-Backed Securities Trust 2007-1 Asset-Backed Certificates Series 2007-1
BSABS 2007-2	Bear Stearns Asset-Backed Securities Trust 2007-2 Asset-Backed Certificates Series 2007-2
BSABS 2007-AC1	Bear Stearns Asset-Backed Securities I Trust 2007-AC1 Asset-Backed Certificates Series 2007-AC1
BSABS 2007-AC2	Bear Stearns Asset-Backed Securities I Trust 2007-AC2 Asset-Backed Certificates Series 2007-AC2
BSABS 2007-AC3	Bear Stearns Asset-Backed Securities I Trust 2007-AC3 Asset-Backed Certificates Series 2007-AC3
BSABS 2007-AC4	Bear Stearns Asset-Backed Securities I Trust 2007-AC4 Asset-Backed Certificates Series 2007-AC4
BSABS 2007-AC5	Bear Stearns Asset-Backed Securities I Trust 2007-AC5 Asset-Backed Certificates Series 2007-AC5
BSABS 2007-AC6	Bear Stearns Asset-Backed Securities I Trust 2007-AC6 Asset-Backed Certificates Series 2007-AC6
BSABS 2007-SD1	Bear Stearns Asset-Backed Securities Trust 2007-SD1 Asset-Backed Certificates Series 2007-SD1
BSABS 2007-SD2	Bear Stearns Asset-Backed Securities Trust 2007-SD2 Asset-Backed Certificates Series 2007-SD2
BSABS 2007-SD3	Bear Stearns Asset-Backed Securities Trust 2007-SD3 Asset-Backed Certificates Series 2007-SD3

Appendix A-3

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
BSALTA 2006-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-1
BSALTA 2006-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-2
BSALTA 2006-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-3
BSALTA 2006-4	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-4
BSALTA 2006-5	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-5
BSALTA 2006-6	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-6
BSALTA 2006-7	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-7
BSALTA 2006-8	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-8
BSALTA 2007-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-1
BSALTA 2007-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-2
BSALTA 2007-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-3
BSART 2006-1	Bear Stearns ARM Trust, 2006-1, Mortgage-Backed Notes
BSART 2006-2	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-2
BSART 2006-4	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-4
BSART 2007-1	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-1
BSART 2007-2	Bear Stearns ARM Trust, 2007-2, Mortgage-Backed Notes
BSART 2007-4	Bear Stearns ARM Trust, Mortgage- Pass-Through Certificates, Series 2007-4
BSART 2007-5	Bear Stearns ARM Trust, Mortgage- Pass-Through Certificates, Series 2007-5
BSMF 2006-AC1	Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1
BSMF 2006-AR1	Bear Stearns Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1
BSMF 2006-AR2	Bear Stearns Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2
BSMF 2006-AR3	Bear Stearns Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3
BSMF 2006-AR4	Bear Stearns Mortgage Funding Trust 2006-AR4, Mortgage Pass-Through Certificates, Series 2006-AR4
BSMF 2006-AR5	Bear Stearns Mortgage Funding Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5
BSMF 2007-AR1	Bear Stearns Mortgage Funding Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1
BSMF 2007-AR2	Bear Stearns Mortgage Funding Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2
BSMF 2007-AR3	Bear Stearns Mortgage Funding Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3
BSMF 2007-AR4	Bear Stearns Mortgage Funding Trust 2007-AR4, Mortgage Pass-Through Certificates, Series 2007-AR4
BSMF 2007-AR5	Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5
BX2019-OC11	BX Trust 2019-OC11 Commercial Mortgage Pass-Through Certificates, Series 2019-OC11
CAMB2021-CX2	CAMB 2021-CX2 Mortgage Trust Commercial Mortgage Pass-Through Certificates
CARRINGTON 2006-FRE1	Carrington Mortgage Loan Trust, Series 2006-FRE1 Asset-Backed Pass-Through Certificates
CARRINGTON 2006-FRE2	Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed Pass-Through Certificates
CARRINGTON 2006-OPT1	Carrington Mortgage Loan Trust, Series 2006-OPT1 Asset-Backed Pass-Through Certificates
CARRINGTON 2006-RFC1	Carrington Mortgage Loan Trust, Series 2006-RFC1 Asset-Backed Pass-Through Certificates
CARRINGTON 2007-FRE1	Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates
CARRINGTON 2007-RFC1	Carrington Mortgage Loan Trust, Series 2007-RFC1 Asset-Backed Pass-Through Certificates
CARVANA2020P1	Carvana Auto Receivables Trust 2020-P1
CARVANA2021N1	Carvana Auto Receivables Trust 2021-N1
CARVANA2021N2	Carvana Auto Receivables Trust 2021-N2
CARVANA2021N3	Carvana Auto Receivables Trust 2021-N3
CARVANA2021N4	Carvana Auto Receivables Trust 2021-N4
CARVANA2021P1	Carvana Auto Receivables Trust 2021-P1
CARVANA2021P2	Carvana Auto Receivables Trust 2021-P2
CARVANA2021P3	Carvana Auto Receivables Trust 2021-P3
CCMT 2006-C5	Citigroup Commercial Mortgage Trust 2006-C5 Commercial Mortgage Pass-Through Certificates Series 2006-C5
CCMT 2007-C6	Citigroup Commercial Mortgage Trust 2007-C6 Commercial Mortgage Pass-Through Certificates Series 2007-C6
CCRE2019-FAX	CFK Trust 2019-FAX, Commercial Mortgage Pass-Through Certificates, Series 2019-FAX
CCUBS2017-C1	CCUBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates, Series 2017-C1
CD 2006-CD2	CD 2006-CD2 Commercial Mortgage Pass-Through Certificates
CD 2007-CD5	CD 2007-CD5 Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD5
CD2016-CD1	CD 2016-CD1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD1
CD2016-CD2	CD 2016-CD2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CD2
CD2017-CD3	CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD3
CD2017-CD4	CD 2017-CD4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD4
CD2017-CD6	CD 2017-CD6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-CD6
CD2018-CD7	CD 2018-CD7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-CD7
CD2019-CD8	CD 2019-CD8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CD8
CF2019-CF3	CF 2019-CF3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-CF3
CFCRE 2016-C3	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
CFCRE2016-C6	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
CFCRE2016-C7	CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7
CFCRE2017-C8	CFCRE 2017-C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8
CGCMT-2015-P1	Citigroup Commercial Mortgage Trust 2015-P1, Commercial Mortgage Pass-Through Certificates, Series 2015-P1
CGCMT2016-GC36	Citigroup Commercial Mortgage Trust 2016-GC36, Commercial Mortgage Pass-Through Certificates, Series 2016-GC36
CITICMLTI2006HE3	Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2006-HE3
CITICMLTI2007AR4	Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates, Series 2007-AR4
CITICMLTI2007AR5	Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates, Series 2007-AR5
CITICMLTI2007AR8	Citigroup Mortgage Loan Trust Inc. Mortgage Pass-Through Certificates, Series 2007-AR8
CITICMLTI2007WFHE2	Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2007-WFHE2
CITICMLTI2007WFHE3	Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2007-WFHE3

Appendix A-4

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
CITICMLTI2007WFHE4	Citigroup Mortgage Loan Trust Inc. Asset-Backed Pass-Through Certificates, Series 2007-WFHE4
COBALT 2007-C2	COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2
COMM12-CCRE1	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE2	COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE4	COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates
COMM12-CCRE5	COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates
COMM13-CCRE7	COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates
COMM13-LC6	COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates
COMM15-CCRE23	COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates
COMM 2007-C9	COMM 2007-C9 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE10	COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates
COMM2013-CCRE12	COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE15	COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE16	COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE18	COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE19	COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE20	COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates
COMM2014-CCRE21	COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates
COMM2014-LC15	COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates
COMM2014-LC17	COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS3	COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS5	COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates
COMM2014-UBS6	COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE24	COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE26	COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates
COMM2015-CCRE27	COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates
COMM2015-DC1	COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates
COMM2015-LC19	COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates
COMM2015-LC23	COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates
COMM2015-PC1	COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates
COMM2016-10HY	Hudson Yards 2016-10HY Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2016-667M	COMM 2016-667M Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2016-CCRE28	COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28
COMM2016-COR1	COMM 2016-COR1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-COR1
COMM2017-COR2	COMM 2017-COR2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-COR2
COMM2018-COR3	COMM 2018-COR3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-COR3
COMM2018-HOME	COMM 2018-HOME Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-HOME
COMM2019-GC44	COMM 2019-GC44 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-GC44
COMM2020-CBM	COMM 2020-CBM Mortgage Trust Commercial Mortgage Pass-Through Certificates
COMM2020-CX	COMM 2020-CX Mortgage Trust Commercial Mortgage Pass-Through Certificates
CPTS2019-CPT	CPTS 2019-CPT Mortgage Trust Commercial Mortgage Pass-Through Certificates
CSAB 2006-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-1
CSAB 2006-2	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-2
CSAB 2006-3	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3
CSAB 2006-4	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4
CSAB 2007-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1
CSAIL2015-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C1
CSAIL2015-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C2
CSAIL2015-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3
CSAIL2015-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C4
CSAIL2016-C5	CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C5
CSAIL2016-C6	CSAIL 2016-C6 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C6
CSAIL2016-C7	CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7
CSAIL2017-C8	CSAIL 2017-C8 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C8
CSAIL2017-CX10	CSAIL 2017-CX10 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CX10
CSAIL2017-CX9	CSAIL 2017-CX9 Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2017-CX9
CSAIL2018-C14	CSAIL 2018-C14 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-C14
CSAIL2018-CX11	CSAIL 2018-CX11 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX11
CSAIL 2018-CX12	CSAIL 2018-CX12 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-CX12
CSAIL2019-C15	CSAIL 2019-C15 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C15
CSAIL2019-C16	CSAIL 2019-C16 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C16

Appendix A-5

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
CSAIL2019-C17	CSAIL 2019-C17 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C17
CSAIL2019-C18	CSAIL 2019-C18 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C18
CSAIL2020-C19	CSAIL 2020-C19 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-C19
CSAIL2021-C20	CSAIL 2021-C20 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2021-C20
CSFB 2006-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1
CSFB 2006-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4
CSFB 2007-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C1
CSFB 2007-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2
CSFB 2007-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3
CSFB 2008-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1
CSMC 2006-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-1
CSMC 2006-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-2
CSMC 2006-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-3
CSMC 2006-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-4
CSMC 2006-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-7
CSMC 2006-8	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8
CSMC 2006-9	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-9
CSMC 2007-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1
CSMC 2007-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2
CSMC 2007-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
CSMC 2007-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4
CSMC 2007-5	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5
CSMC 2007-6	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6
CSMC 2007-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7
CSMC2016-NXSR	CSMC 2016-NXSR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-NXSR
CSMC2017-MOON	CSMC 2017-MOON Commercial Mortgage Pass-Through Certificates, Series 2017-MOON
CSMC2019-UVIL	CSMC 2019-UVIL Commercial Mortgage Pass-Through Certificates, Series 2019-UVIL
CSMC2020-WEST	CSMC 2020-WEST Commercial Mortgage Pass-Through Certificates, Series 2020-WEST
CSMC2021-980M	CSMC 2021-980M Commercial Mortgage Pass-Through Certificates, Series 2021-980M
DBALT 2006-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB1
DBALT 2006-AB2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB2
DBALT 2006-AB3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB3
DBALT 2006-AB4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB4
DBALT 2006-AF1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AF1
DBALT 2006-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR1
DBALT 2006-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR2
DBALT 2006-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR3
DBALT 2006-AR4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR4
DBALT 2006-AR5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR5
DBALT 2006-AR6	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR6
DBALT 2006-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-OA1
DBALT 2007-1	Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-1
DBALT 2007-2	Deutsche ALT-A Securities Mortgage Loan Trust, Series 2007-2 Mortgage Pass-Through Certificate
DBALT 2007-3	Deutsche ALT-A Securities Mortgage Pass-Through Certificates Series 2007-3
DBALT 2007-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AB1
DBALT 2007-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR1
DBALT 2007-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR2
DBALT 2007-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR3
DBALT 2007-BAR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-BAR1
DBALT 2007-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA1
DBALT 2007-OA2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA2
DBALT 2007-OA3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA3
DBALT 2007-OA4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA4
DBALT 2007-OA5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA5
DBALT 2007-RAMP1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-RAMP1
DBGS2018-C1	DBGS 2018-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-C1
DBJPM2016-C1	DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1
DBJPM2016-C3	DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
DBJPM2017-C6	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6
DBJPM2020-C9	DBJPM 2020-C9 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-C9
DBUBS 11-LC3	DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates
DBWAACE2006GP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1 Asset Backed Securities
DCOT2019-MTC	DC Office Trust 2019-MTC Commercial Mortgage Pass-Through Certificates, Series 2019-MTC
DLJWABSCRFC2007HE1	Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-HE1 Asset Backed Pass-Through Certificates, Series RFC 2007-HE1
DMARC2017-BRBK	DBUBS 2017-BRBK Mortgage Trust Commercial Mortgage Pass-Through Certificates

Appendix A-6

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
DMARC2017-OT	Olympic Tower 2017-OT Mortgage Trust Commercial Mortgage Pass-Through Certificates
DMARC2020-1MW	Manhattan West 2020-1MW Mortgage Trust Commercial Mortgage Pass-Through Certificates
EBLMT 2013-1	EverBank Mortgage Loan Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1
EBMLT 2013-2	EverBank Mortgage Loan Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2
FASC2006-FF16	First Franklin Mortgage Loan Trust 2006-FF16 Asset-Backed Certificates, Series 2006-FF16
FASC2006-FF8	First Franklin Mortgage Loan Trust 2006-FF8 Asset-Backed Certificates, Series 2006-FF8
FF 2006-FF1	First Franklin Mortgage Loan Trust 2006-FF1 Mortgage Pass-Through Certificates Series 2006-FF1
FF 2006-FFH1	First Franklin Mortgage Loan Trust 2006-FFH1 Asset-Backed Certificates, Series 2006-FFH1
FFML 2006-FF11	First Franklin Mortgage Loan Trust 2006-FF11 Mortgage Pass-Through Certificates Series 2006-FF11
FFML 2006-FF5	First Franklin Mortgage Loan Trust 2006-FF5 Mortgage Pass-Through Certificates Series 2006-FF5
FFML 2006-FF7	First Franklin Mortgage Loan Trust 2006-FF7 Mortgage Pass-Through Certificates Series 2006-FF7
FFML 2006-FF9	First Franklin Mortgage Loan Trust 2006-FF9 Mortgage Pass-Through Certificates Series 2006-FF9
FIELDSTONE 2006-1	Fieldstone Mortgage Investment Trust, Series 2006-1, Mortgage-Backed Notes
FIELDSTONE 2006-2	Fieldstone Mortgage Investment Trust, Series 2006-2, Mortgage-Backed Notes
FIELDSTONE 2006-3	Fieldstone Mortgage Investment Trust, Series 2006-3, Mortgage-Backed Notes
FIELDSTONE 2007-1	Fieldstone Mortgage Investment Trust, Series 2007-1, Mortgage-Backed Notes
FREMONT 2006-A	Fremont Home Loan Trust 2006-A, Mortgage-Backed Certificates, Series 2006-A
FREMONT 2006-B P1	Fremont Home Loan Trust 2006-B1, Mortgage-Backed Certificates, Series 2006-B1
FREMONT 2006-B P2	Fremont Home Loan Trust 2006-B2, Mortgage-Backed Certificates, Series 2006-B2
FREMONT 2006-C	Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C
FREMONT 2006-D	Fremont Home Loan Trust 2006-D, Mortgage-Backed Certificates, Series 2006-D
FREMONT 2006-E	Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates, Series 2006-E
GCMISV2006-OPT1	Soundview Home Loan Trust 2006-OPT1 Asset-Backed Certificates, Series 2006-OPT1
GCMISV2006-OPT2	Soundview Home Loan Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2
GCMISV2006-OPT3	Soundview Home Loan Trust 2006-OPT3 Asset-Backed Certificates, Series 2006-OPT3
GCMISV2006-OPT4	Soundview Home Loan Trust 2006-OPT4 Asset-Backed Certificates, Series 2006-OPT4
GCMISV2006-OPT5	Soundview Home Loan Trust 2006-OPT5 Asset-Backed Certificates, Series 2006-OPT5
GCMISV2007-WMC1	Soundview Home Loan Trust 2007-WMC1 Asset-Backed Certificates, Series 2007-WMC1
GMAC 2006-C1	GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-C1
GRNPT 2006-AR1	GreenPoint Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1
GRNPT 2006-AR2	GreenPoint Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2
GRNPT 2006-AR3	GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3
GS 2007-GG10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10
GSAA 2006-10	GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10
GSAA 2006-14	GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14
GSAA 2006-16	GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16
GSAA 2006-18	GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18
GSAA 2006-8	GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8
GSAA 2007-10	GSAA Home Equity Trust 2007-10, Asset-Backed Certificates, Series 2007-10
GSAA 2007-4	GSAA Home Equity Trust 2007-4, Asset-Backed Certificates, Series 2007-4
GSAA 2007-5	GSAA Home Equity Trust 2007-5, Asset-Backed Certificates, Series 2007-5
GSAA 2007-6	GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6
GSAA 2007-7	GSAA Home Equity Trust 2007-7, Asset-Backed Certificates, Series 2007-7
GSAA 2007-8	GSAA Home Equity Trust 2007-8, Asset-Backed Certificates, Series 2007-8
GSAA 2007-9	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9
GSM2015-GC28	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28
GSM2015-GS1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1
GSMC2006-12	GSAA Home Equity Trust 2006-12 Asset-Backed Certificates, Series 2006-12
GSMC20066	GSAA Home Equity Trust 2006-6 Asset-Backed Certificates, Series 2006-6
GSMC2006S3	GSAMP Trust 2006-S3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-S3
GSMCGSR2007HEL1	GS Mortgage Securities Corp. GSR Trust 2007-HEL 1, Mortgage-Backed Notes, Series 2007-HEL1
GSMS2013-CJ14	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14
GSMS 2013-GCJ12	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12
GSMS2014-GC18	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18
GSMS2014-GC20	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20
GSMS2014-GC22	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22
GSMS2014-GC24	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24
GSMS2015-590M	GS Mortgage Securities Corporation Trust 2015-590M, Commercial Mortgage Pass- Through Certificates, Series 2015-590M
GSMS2015-GC32	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32
GSMS2016-GS2	GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates, Series 2016-GS2
GSMS2016-GS3	GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass-Through Certificates, Series 2016-GS3
GSMS2016-GS4	GS Mortgage Securities Trust 2016-GS4 Commercial Mortgage Pass-Through Certificates, Series 2016-GS4
GSMS2017-FARM	GS Mortgage Securities Corporation Trust 2017-FARM, Commercial Mortgage Pass-Through Certificates, Series 2017-FARM

Appendix A-7

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
GSMS2017-GS5	GS Mortgage Securities Trust 2017-GS5 Commercial Mortgage Pass Through Certificates, Series 2017-GS5
GSMS2017-GS6	GS Mortgage Securities Trust 2017-GS6 Commercial Mortgage Pass Through Certificates, Series 2017-GS6
GSMS2017-GS7	GS Mortgage Securities Trust 2017-GS7 Commercial Mortgage Pass-Through Certificates Series 2017-GS7
GSMS2017-GS8	GS Mortgage Securities Trust 2017-GS8 Commercial Mortgage Pass-Through Certificates Series 2017-GS8
GSMS2017-WWP	Worldwide Plaza Trust 2017-WWP Commercial Mortgage Pass-Through Certificates, Series 2017-WWP
GSMS2018-GS10	GS Mortgage Securities Trust 2018-GS10 Commercial Mortgage Pass-Through Certificates, Series 2018-GS10
GSMS2018-GS9	GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates, Series 2018-GS9
GSMS2019-101C	CALI Mortgage Trust 2019-101C Commercial Mortgage Pass-Through Certificates, Series 2019-101C
GSMS2019-1633	BWAY Trust 2019-1633 Commercial Mortgage Pass-Through Certificates, Series 2019-1633
GSMS2019-GC38	GS Mortgage Securities Trust 2019-GC38 Commercial Mortgage Pass-Through Certificates, Series 2019-GC38
GSMS2019-GC39	GS Mortgage Securities Trust 2019-GC39 Commercial Mortgage Pass-Through Certificates, Series 2019-GC39
GSMS2019-GC40	GS Mortgage Securities Trust 2019-GC40 Commercial Mortgage Pass-Through Certificates, Series 2019-GC40
GSMS2019-GC42	GS Mortgage Securities Trust 2019-GC42 Commercial Mortgage Pass-Through Certificates, Series 2019-GC42
GSMS2019-GSA1	GS Mortgage Securities Trust 2019-GSA1 Commercial Mortgage Pass-Through Certificates, Series 2019-GSA1
GSMS2020-ABC	MOFT Trust 2020-ABC Commercial Mortgage Pass Through Certificates, Series 2020-ABC
GSMS2020-GC45	GS Mortgage Securities Trust 2020-GC45 Commercial Mortgage Pass-Through Certificates, Series 2020-GC45
GSMS2020-GC47	GS Mortgage Securities Trust 2020-GC47 Commercial Mortgage Pass-Through Certificates, Series 2020-GC47
GSMS2020-GSA2	GS Mortgage Securities Trust 2020-GSA2 Commercial Mortgage Pass Through Certificates Series 2020-GSA2
GSMS2021-VR	BGME Trust 2021-VR Commercial Mortgage Pass-Through Certificates, Series 2021-VR
GSMSC 12-GC6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6
GSMSC 12GCJ7	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7
GSMSC 2013-GC10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10
GSR 2006-5F	GSR Mortgage Loan Trust 2006-5F, Mortgage Pass-Through Certificates, Series 2006-5F
GSR 2006-AR1	GSR Mortgage Loan Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1
GSR 2006-AR2	GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2
GSR 2007-AR1	GSR Mortgage Loan Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1
GSR 2007-AR2	GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2
HALO 2007-2	HSI Asset Loan Obligation Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
HALO 2007-AR2	HSI Asset Loan Obligation Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2
HARBORVIEW 2007-2	Harborview Mortgage Loan Trust 2007-2 Mortgage Loan Pass-Through Certificates, Series 2007-2
HARBORVIEW 2007-4	Harborview Mortgage Loan Trust 2007-4 Mortgage Loan Pass-Through Certificates, Series 2007-4
HARBORVIEW 2007-7	Harborview Mortgage Loan Trust 2007-7 Mortgage Loan Pass-Through Certificates, Series 2007-7
HASCO 2006-HE1	HSI Asset Securitization Corporation Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1
HASCO 2006-OPT1	HSI Asset Securitization Corporation Trust 2006-OPT1, Mortgage Pass-Through Certificates, Series 2006-OPT1
HASCO 2006-OPT2	HSI Asset Securitization Corporation Trust 2006-OPT2, Mortgage Pass-Through Certificates, Series 2006-OPT2
HASCO 2006-OPT3	HSI Asset Securitization Corporation Trust 2006-OPT3, Mortgage Pass-Through Certificates, Series 2006-OPT3
HASCO 2006-OPT4	HSI Asset Securitization Corporation Trust 2006-OPT4, Mortgage Pass-Through Certificates, Series 2006-OPT4
HASCO 2006-WMC1	HSI Asset Securitization Corporation Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1
HASCO 2007-HE1	HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
HASCO 2007-HE2	HSI Asset Securitization Corporation Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2
HASCO 2007-NC1	HSI Asset Securitization Corporation Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1
HASCO 2007-WF1	HSI Asset Securitization Corporation Trust 2007-WF1, Mortgage Pass-Through Certificates, Series 2007-WF1
HEAT 2006-1	Home Equity Pass-Through Certificates, Series 2006-1
HEAT2006-3	Home Equity Pass-Through Certificates, Series 2006-3
HEAT 2006-4	Home Equity Asset Trust 2006-4 Home Equity Pass-Through Certificates Series 2006-4
HEAT2006-5	Home Equity Asset Trust 2006-5 Home Equity Pass-Through Certificates, Series 2006-5
HEAT 2006-6	Home Equity Asset Trust 2006-6 Home Equity Pass-Through Certificates Series 2006-6
HEAT2006-7	Home Equity Asset Trust 2006-7 Home Equity Pass-Through Certificates, Series 2006-7
HEAT2006-8	Home Equity Asset Trust 2006-8 Home Equity Pass-Through Certificates, Series 2006-8
HEAT2007-1	Home Equity Asset Trust 2007-1 Home Equity Pass-Through Certificates, Series 2007-1
HEAT2007-2	Home Equity Asset Trust 2007-2 Home Equity Pass-Through Certificates, Series 2007-2
HELT2007-FRE1	Nationstar Funding LLC Home Equity Loan Trust 2007-FRE1
HEMT20061	Home Equity Mortgage Trust Series 2006-1 Home Equity Mortgage Pass-Through Certificates, Series 2006-1

Appendix A-8

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
HEMT20063	Home Equity Mortgage Trust Series 2006-3 Home Equity Mortgage Pass-Through Certificates, Series 2006-3
HEMT20064	Home Equity Mortgage Trust Series 2006-4 Home Equity Mortgage Pass-Through Certificates, Series 2006-4
HSBAHALO2006-2	HSI Asset Loan Obligation Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2
HSBAHALO2007-1	HSI Asset Loan Obligation Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1
HSBAHALO2007-AR1	HSI Asset Loan Obligation Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1
HSBAHALO2007-WF1	HSI Asset Loan Obligation Trust 2007-WF1 Mortgage Pass-Through Certificates, Series 2007-WF1
HSBAHASCO2006HE2	HSI Asset Securitization Corporation Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2
HSBAHASCO2007-OPT	HSI Asset Securitization Corporation Trust 2007-OPT1 Mortgage Pass-Through Certificates, Series 2007-OPT1
HUDSONYARDS2019-30HY	Hudson Yards 2019-30HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Hudson Yards 2019-30HY Mortgage Trust
ILPT2019-SURF	ILPT Trust 2019-SURF Commercial Mortgage Pass-Through Certificates, Series 2019-SURF
JPM 2013-C12	JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12
JPM2013-C13	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
JPM2013-C14	JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14
JPM2013-C15	JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15
JPM2013-C16	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16
JPM2014-C18	JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18
JPM2014-C19	JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
JPM2014-C20	J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20
JPM2014-C21	JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21
JPM2014-C22	JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22
JPM2014-C23	JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23
JPM2014-C24	JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24
JPM2014-C26	JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26
JPM2015-C27	JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
JPM2015-C28	JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28
JPM2015-C29	JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29
JPM2015-C30	JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30
JPM2015-C31	JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31
JPM2015-C32	JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32
JPM2015-C33	JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33
JPM2015-JP1	JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1
JPM2016-C1	JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass-Through Certificates Series 2016-C1
JPMB2014-C25	JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25
JPMC 12-CIBX	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX
JPMC 12-LC9	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9
JPMC 13-LC11	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11
JPMC 2011-C5	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5
JPMC 2012-C6	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6
JPMC 2012-C8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8
JPMC 2013-C10	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
JPMC2013-C17	JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17
JPMC2015-HGLR	Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass-Through Certificates, Series 2015-HGLR

Appendix A-9

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
JPMC2015-WPG	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG
JPMC 2016-CSTL	Shops at Crystals Trust 2016-CSTL Commercial Mortgage Pass-Through Certificates, Series 2016-CSTL
JPMC2016-HHV	Hilton USA Trust 2016-HHV Commercial Mortgage Pass-Through Certificates, Series 2016-HHV
JPMC2016-JP2	JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2
JPMC2016-JP4	JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass-Through Certificates, Series 2016-JP4
JPMC2016-NINE	J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE Commercial Mortgage Pass-Through Certificates, Series 2016-NINE
JPMC2016-PLSD	Palisades Center Trust 2016-PLSD Commercial Mortgage Pass-Through Certificates, Series 2016-PLSD
JPMC2017-245P	245 Park Avenue Trust 2017-245P Commercial Mortgage Pass-Through Certificates, Series 2017-245P
JPMC2017-JP5	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Commercial Mortgage Pass-Through Certificates, Series 2017-JP5
JPMC2017-JP6	JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass-Through Certificates, Series 2017- JP6
JPMC2017-JP7	JPMCC Commercial Mortgage Securities Trust 2017-JP7 Commercial Mortgage Pass- Through Certificates, Series 2017-JP7
JPMC2017-KNOX	West Town Mall Trust 2017-KNOX Commercial Mortgage Pass-Through Certificates, Series 2017-KNOX
JPMC2018-AON	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON, Commercial Mortgage Pass-Through Certificates, Series 2018-AON
JPMC2018-AVM	Aventura Mall Trust 2018-AVM Commercial Mortgage Pass-Through Certificates, Series 2018-AVM
JPMC2018-BCON	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-BCON Commercial Mortgage Pass-Through Certificates, Series 2018-BCON
JPMC2018-WPT	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT Commercial Mortgage Pass-Through Certificates, Series 2018-WPT
JPMC2019-COR4	JPMCC Commercial Mortgage Securities Trust 2019-COR4, Commercial Mortgage Pass-Through Certificates, Series 2019-COR4
JPMC2019-COR5	JPMCC Commercial Mortgage Securities Trust 2019-COR5 Commercial Mortgage Pass-Through Certificates, Series 2019-COR5
JPMC2019-COR6	JPMDB Commercial Mortgage Securities Trust 2019-COR6 Commercial Mortgage Pass-Through Certificates Series 2019-COR6
JPMC2019-ICON	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON, Commercial Mortgage Pass-Through Certificates, Series 2019-ICON
JPMC2019-ICON UES	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES, Commercial Mortgage Pass-Through Certificates, Series 2019-ICON UES
JPMC2019-OSB	J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB Commercial Mortgage Pass-Through Certificates, Series 2019-OSB
JPMC2020-LOOP	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP Commercial Mortgage Pass-Through Certificates, Series 2020-LOOP
JPMC2020-NNN	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN, Commercial Mortgage Pass-Through Certificates, Series 2020-NNN
JPMC2021-1MEM	J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-1MEM Commercial Mortgage Pass-Through Certificates, Series 2021-1MEM
JPMC2021-410T	J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-410T Commercial Mortgage Pass-Through Certificates, Series 2021-410T
JPMCC2016-JP3	JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass-Through Certificates, Series 2016-JP3
JPM CHAS 2007-CIBC18	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18
JPM CHAS 2007-CIBC20	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20
JPM CHASE 2007-C1	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2007-C1 Commercial Pass-Through Certificates, Series 2007-C1
JPMDB2016-C2	JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates, Series 2016-C2
JPMDB2016-C4	JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass-Through Certificates, Series 2016-C4
JPMDB 2017-C5	JPMDB Commercial Mortgage Securities Trust 2017-C5, Commercial Mortgage Pass-Through Certificates, Series 2017-C5
JPMDB2017-C7	JPMDB Commercial Mortgage Securities Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
JPMDB2018-C8	JPMDB Commercial Mortgage Securities Trust 2018-C8, Commercial Mortgage Pass- Through Certificates, Series 2018-C8
JPMDB2020-COR7	JPMDB Commercial Mortgage Securities Trust 2020-COR7, Commercial Mortgage Pass-Through Certificates, Series 2020-COR7
KREST2021-CHIP	KREST Commercial Mortgage Securities Trust 2021-CHIP, Commercial Mortgage Pass-Through Certificates, Series 2021-CHIP
LCCM2017-LC26	LCCM 2017-LC26 Mortgage Trust Commercial Mortgage Pass Through Certificates, Series 2017-LC26
LEHMLMT20062	Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2006-2
LEHMLMT20064	Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2006-4
LEHMLMT20068	Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2006-8
LEHMLMT20072	Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-2
LEHMLMT20076	Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-6
LEHMLMT20077	Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-7
LEHMLMT20078	Lehman Mortgage Trust Mortgage Pass-Through Certificates Series 2007-8
LEHMLXS200610N	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-10N
LEHMLXS200611	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-11

Appendix A-10

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
LEHMLXS200612N	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-12N
LEHMLXS200613	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-13
LEHMLXS200615	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-15
LEHMLXS200617	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-17
LEHMLXS200618N	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-18N
LEHMLXS200619	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-19
LEHMLXS200620	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-20
LEHMLXS20063	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-3
LEHMLXS20065	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-5
LEHMLXS20067	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-7
LEHMLXS20068	Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-8
LEHMLXS20071	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-1
LEHMLXS200711	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-11
LEHMLXS200712N	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-12N
LEHMLXS200714H	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-14H
LEHMLXS200715N	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-15N
LEHMLXS20072N	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-2N
LEHMLXS20073	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-3
LEHMLXS20074N	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-4N
LEHMLXS20076	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-6
LEHMLXS20078H	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-8H
LEHMLXS20079	Lehman XS Trust Mortgage Pass-Through Certificates Series 2007-9
LEHMSARM200611	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2006-11
LEHMSARM200612	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2006-12
LEHMSARM200710	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-10
LEHMSARM20075	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-5
LEHMSARM20077	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-7
LEHMSARM20078	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-8
LEHMSASCO063H	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-3H
LEHMSASCO2007BC2	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC2
LEHMSASCO2007BC4	Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC4
LMT 2006-5	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5
LMT 2006-7	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7
LMT 2007-10	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-10
LMT 2007-4	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-4
LMT 2007-5	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-5
LMT 2007-9	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-9
LMT 2008-2	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-2
LSTAR2017-5	LSTAR Commercial Mortgage Trust 2017-5, Commercial Mortgage Pass-Through Certificates, Series 2017-5
LUMINENT 06-3	Luminent Mortgage Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
LUMINENT 2006-2	Luminent Mortgage Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
LUMINENT 2006-4	Luminent Mortgage Trust 2006-4, Mortgage Pass-Through Certificates, Series 2006-4
LUMINENT 2006-5	Luminent Mortgage Trust 2006-5, Mortgage Pass-Through Certificates, Series 2006-5
LUMINENT 2006-6	Luminent Mortgage Trust 2006-6, Mortgage Pass-Through Certificates, Series 2006-6
LUMINENT 2006-7	Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7
LUMINENT 2007-1	Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
LUMINENT 2007-2	Luminent Mortgage Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
MABS 2006-AB1	MASTR Asset-Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1
MABS 2006-FRE1	MASTR Asset-Backed Securities Trust 2006-FRE1, Mortgage Pass-Through Certificates, Series 2006-FRE1
MABS 2006-HE1	MASTR Asset-Backed Securities Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1
MABS 2006-HE2	MASTR Asset-Backed Securities Trust 2006-HE2, Mortgage Pass-Through Certificates, Series 2006-HE2
MABS 2006-HE3	MASTR Asset-Backed Securities Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3
MABS 2006-HE4	MASTR Asset-Backed Securities Trust 2006-HE4, Mortgage Pass-Through Certificates, Series 2006-HE4
MABS 2006-HE5	MASTR Asset-Backed Securities Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5
MABS 2006-WMC1	MASTR Asset-Backed Securities Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1
MABS 2006-WMC2	MASTR Asset-Backed Securities Trust 2006-WMC2, Mortgage Pass-Through Certificates, Series 2006-WMC2
MABS 2006-WMC3	MASTR Asset-Backed Securities Trust 2006-WMC3, Mortgage Pass-Through Certificates, Series 2006-WMC3
MABS 2006-WMC4	MASTR Asset-Backed Securities Trust 2006-WMC4, Mortgage Pass-Through Certificates, Series 2006-WMC4
MABS 2007-HE1	MASTR Asset-Backed Securities Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1
MABS 2007-HE2	MASTR Asset-Backed Securities Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2
MABS 2007-WMC1	MASTR Asset-Backed Securities Trust 2007-WMC1, Mortgage Pass-Through Certificates, Series 2007-WMC1
MAD2015-11MD	MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates
MALT 2006-1	MASTR Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
MALT 2006-2	MASTR Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
MALT 2006-3	MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
MALT 2007-1	MASTR Alternative Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
MALT 2007-HF1	MASTR Alternative Loan Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1
MANA 2007-A1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A1
MANA 2007-A2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A2
MANA 2007-A3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A3
MANA 2007-AF1 (I)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-I

Appendix A-11

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
MANA 2007-AF1 (II)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-II
MANA 2007-F1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-F1
MANA 2007-OAR1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR1
MANA 2007-OAR2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR2
MANA 2007-OAR3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR3
MANA 2007-OAR4	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR4
MANA 2007-OAR5	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR5
MARM 2006-2	MASTR Adjustable Rate Mortgages Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
MARM 2006-OA1	MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1
MARM 2006-OA2	MASTR Adjustable Rate Mortgages Trust 2006-OA2, Mortgage Pass-Through Certificates, Series 2006-OA2
MARM 2007-1	MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
MARM 2007-2	MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
MARM 2007-3	MASTR Adjustable Rate Mortgages Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3
MARM 2007-HF1	MASTR Adjustable Rate Mortgages Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1
MARM 2007-HF2	MASTR Adjustable Rate Mortgages Trust 2007-HF2, Mortgage Pass-Through Certificates, Series 2007-HF2
MASL 2006-1	MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
MASTR 2006-1	MASTR Asset Securitization Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
MASTR 2006-2	MASTR Asset Securitization Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2
MASTR 2006-3	MASTR Asset Securitization Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3
MASTR 2007-1	MASTR Asset Securitization Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
MKT2020-525M	MKT 2020-525M Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-525M
MLCC 2006-1	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1 Mortgage Pass-Through Certificates
MLCC 2006-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 Mortgage Pass-Through Certificates
MLCC 2006-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3 Mortgage Pass-Through Certificates
MLCC 2007-1	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1 Mortgage Pass-Through Certificates
MLCC 2007-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-2 Mortgage Pass-Through Certificates
MLCC 2007-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 Mortgage Pass-Through Certificates
MLMBS 2007-1	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1
MLMBS 2007-2	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2
MLMBS 2007-3	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3
MLMI 2006-A1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A1
MLMI 2006-A2	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A2
MLMI 2006-A3	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A3
MLMI 2006-A4	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A4
MLMI 2006-AF1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF1
MLMI 2006-AF2 (I)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-I
MLMI 2006-AF2 (II)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-II
MLMI 2006-F1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-F1
MLMI2006FM1	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-FM1
MLMI 2006-HE1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-HE1
MLMI2006HE2	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-HE2
MLMI2006HE3	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-HE3
MLMI 2006-OPT1	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-OPT1
MLMI2006RM1	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-RM1
MLMI2006SL1	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-SL1
MLMI2006SL2	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-SL2
MLMI 2006-WMC1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-WMC1
MLMI2006WMC2	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-WMC2
MLMI2007HE2	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2007-HE2
MOFT2020-B6	MOFT 2020-B6 Mortgage Trust Commercial Mortgage Pass-Through Certificates
MORG2012C5	Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2012-C5
MORG2013C7	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 Commercial Mortgage Pass-Through Certificates Series 2013-C7
MRCD2019-PARK	MRCD 2019-PARK Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-PARK
MRGN2006HE3	Morgan Stanley ABS Capital I Inc. Trust 2006-HE3 Mortgage Pass-Through Certificates, Series 2006-HE3
MRGN2006HE4	Morgan Stanley ABS Capital I Inc. Trust 2006-HE4 Mortgage Pass-Through Certificates, Series 2006-HE4
MRGN2006HE5	Morgan Stanley ABS Capital I Inc. Trust 2006-HE5 Mortgage Pass-Through Certificates, Series 2006-HE5
MRGN2006HE6	Morgan Stanley ABS Capital I Inc. Trust 2006-HE6 Mortgage Pass-Through Certificates, Series 2006-HE6
MRGN2006HE7	Morgan Stanley ABS Capital I Inc. Trust 2006-HE7 Mortgage Pass-Through Certificates, Series 2006-HE7
MRGN20071	Morgan Stanley Home Equity Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1
MRGN2007HE2	Morgan Stanley ABS Capital I Inc. Trust 2007-HE2 Mortgage Pass-Through Certificates, Series 2007-HE2
MRGN2007HE3	Morgan Stanley ABS Capital I Inc. Trust 2007-HE3 Mortgage Pass-Through Certificates, Series 2007-HE3
MSAC 2006-HE1	Morgan Stanley ABS Capital I Inc. Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1
MSAC 2006-HE2	Morgan Stanley ABS Capital I Inc. Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2
MSAC 2006-HE8	Morgan Stanley ABS Capital I Inc. Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8
MSAC 2006-WMC1	Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1
MSAC 2006-WMC2	Morgan Stanley ABS Capital I Inc. Trust 2006-WMC2 Mortgage Pass-Through Certificates, Series 2006-WMC2
MSAC 2007-HE5	Morgan Stanley ABS Capital I Inc. Trust 2007-HE5 Mortgage Pass-Through Certificates, Series 2007-HE5
MSAC 2007-HE6	Morgan Stanley ABS Capital I Inc. Trust 2007-HE6 Mortgage Pass-Through Certificates, Series 2007-HE6
MSAC 2007-HE7	Morgan Stanley ABS Capital I Inc. Trust 2007-HE7 Mortgage Pass-Through Certificates, Series 2007-HE7
MSBAM 12-C6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

Appendix A-12

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
MSBAM 13-C8	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8
MSBAM 13-C9	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9
MSBAM14-C19	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19
MSBAM15-C23	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23
MSBAM 2013-C10	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10
MSBAM2013-C11	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11
MSBAM2013-C12	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12
MSBAM2013-C13	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13
MSBAM2014-C14	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14
MSBAM2014-C15	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass-Through Certificates, Series 2014-C15
MSBAM2014C17	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 Commercial Mortgage Pass-Through Certificates Series 2014-C17
MSBAM2015-C20	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20
MSBAM2015-C21	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21
MSBAM2015-C22	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22
MSBAM2015-C24	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24
MSBAM2015-C26	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26
MSBAM2015-C27	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27
MSBAM2016-C28	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28, Commercial Mortgage Pass-Through Certificates, Series 2016-C28
MSBAM2016-C29	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, Commercial Mortgage Pass-Through Certificates Series 2016-C29
MSBAM2016-C30	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30 Commercial Mortgage Pass-Through Certificates, Series 2016-C30
MSBAM2016-C31	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31, Commercial Mortgage Pass-Through Certificates, Series 2016-C31
MSBAM2016-C32	Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32, Commercial Mortgage Pass-Through Certificates, Series 2016-C32
MSBAM 2017-C33	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, Commercial Mortgage Pass-Through Certificates Series 2017-C33
MSBAM2017-C34	Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34, Commercial Mortgage Pass-Through Certificates, Series 2017-C34
MSC2015-MS1	Morgan Stanley Capital I Trust 2015-MS1, Commercial Mortgage Pass-Through Certificates, Series 2015-MS1
MSC2016-BNK2	Morgan Stanley Capital I Trust 2016-BNK2, Commercial Mortgage Pass Through Certificates, Series 2016-BNK2
MSC2017-BNK5	BANK 2017-BNK5 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5
MSC2017-BNK8	BANK 2017-BNK8 Commercial Mortgage Pass Through Certificates Series 2017-BNK8
MSC2017-H1	Morgan Stanley Capital I Trust 2017-H1 Commercial Mortgage Pass-Through Certificates, Series 2017-H1
MSC2017-HR2	Morgan Stanley Capital I Trust 2017-HR2 Commercial Mortgage Pass-Through Certificates, Series 2017-HR2
MSC2018-BNK14	BANK 2018-BNK14 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14
MSC2018-H3	Morgan Stanley Capital I Trust 2018-H3, Commercial Mortgage Pass-Through Certificates, Series 2018-H3
MSC2018-H4	Morgan Stanley Capital I Trust 2018-H4 Commercial Mortgage Pass-Through Certificates, Series 2018-H4
MSC2018-L1	Morgan Stanley Capital I Trust 2018-L1 Commercial Mortgage Pass-Through Certificates, Series 2018-L1
MSC2019-BNK17	BANK 2019-BNK17 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK17
MSC2019-BNK20	BANK 2019-BNK20 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK20
MSC2019-H6	Morgan Stanley Capital I Trust 2019-H6 Commercial Mortgage Pass-Through Certificates, Series 2019-H6
MSC2019-H7	Morgan Stanley Capital I Trust 2019-H7 Commercial Mortgage Pass-Through Certificates, Series 2019-H7
MSC2019-L2	Morgan Stanley Capital I Trust 2019-L2 Commercial Mortgage Pass-Through Certificates, Series 2019-L2
MSC2019-L3	Morgan Stanley Capital I Trust 2019-L3 Commercial Mortgage Pass-Through Certificates, Series 2019-L3
MSC2020-HR8	Morgan Stanley Capital I Trust 2020-HR8 Commercial Mortgage Pass-Through Certificates, Series 2020-HR8
MSC2020-L4	Morgan Stanley Capital I Trust 2020-L4 Commercial Mortgage Pass-Through Certificates, Series 2020-L4
MSC2021-L5	Morgan Stanley Capital I Trust 2021-L5 Commercial Mortgage Pass- Through Certificates Series 2021-L5
MSC2021-L6	Morgan Stanley Capital I Trust 2021-L6 Commercial Mortgage Pass-Through Certificates Series 2021-L6
MSC2021-L7	Morgan Stanley Capital I Trust 2021-L7 Commercial Mortgage Pass-Through Certificates Series 2021-L7
MSC2021-PLZA	Morgan Stanley Capital I Trust 2021-PLZA Commercial Mortgage Pass-Through Certificates, Series 2021-PLZA
MSCC 11-C3	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3
MSCC 12-C4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4
MSCFG2015-ALDR	MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR

Appendix A-13

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
MSCI 2007-IQ15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15
MSCI2015-UBS8	Morgan Stanley Capital I Trust 2015-UBS8, Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8
MSCI2016-PSQ	Morgan Stanley Capital I Trust 2016-PSQ Commercial Mortgage Pass-Through Certificates, Series 2016-PSQ
MSCI2016-UBS11	Morgan Stanley Capital I Trust 2016-UBS11, Commercial Mortgage Pass-Through Certificates Series 2016-UBS11
MSCI2016-UBS12	Morgan Stanley Capital I Trust 2016-UBS12, Commercial Mortgage Pass-Through Certificates Series 2016-UBS12
MSCI2016-UBS9	Morgan Stanley Capital I Trust 2016-UBS9 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS9
MSCI2017-237P	MSSG Trust 2017-237P, Commercial Mortgage Pass-Through Certificates, Series 2017-237P
MSCI2017-CC	BXP Trust 2017-CC Commercial Mortgage Pass-Through Certificates, Series 2017-CC
MSCI2017-GM	BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM
MSCI2018-MP	Morgan Stanley Capital I Trust 2018-MP Commercial Mortgage Pass-Through Certificates, Series 2018-MP
MSCI2020-CNP	Morgan Stanley Capital I Trust 2020-CNP Commercial Mortgage Pass-Through Certificates, Series 2020-CNP
MSM 2006-11	Morgan Stanley Mortgage Loan Trust 2006-11 Mortgage Pass-Through Certificates, Series 2006-11
MSM 2006-3AR	Morgan Stanley Mortgage Loan Trust 2006-3AR Mortgage Pass-Through Certificates, Series 2006-3AR
MSM 2006-5AR	Morgan Stanley Mortgage Loan Trust 2006-5AR Mortgage Pass-Through Certificates, Series 2006-5AR
MSM 2006-6AR	Morgan Stanley Mortgage Loan Trust 2006-6AR Mortgage Pass-Through Certificates, Series 2006-6AR
MSM 2006-7	Morgan Stanley Mortgage Loan Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7
MSM 2006-8AR	Morgan Stanley Mortgage Loan Trust 2006-8AR Mortgage Pass-Through Certificates, Series 2006-8AR
MSM 2007-12	Morgan Stanley Mortgage Loan Trust 2007-12 Mortgage Pass-Through Certificates, Series 2007-12
MSM 2007-13	Morgan Stanley Mortgage Loan Trust 2007-13 Mortgage Pass-Through Certificates, Series 2007-13
MSM 2007-14AR	Morgan Stanley Mortgage Loan Trust 2007-14AR Mortgage Pass-Through Certificates, Series 2007-14AR
MSSTI 2007-1	Morgan Stanley Structured Trust I 2007-1 Asset-Backed Certificates, Series 2007-1
NAAC 2006-AF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF1
NAAC 2006-AF2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF2
NAAC 2006-AP1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AP1
NAAC 2006-AR1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR1
NAAC 2006-AR2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR2
NAAC 2006-AR3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR3
NAAC 2006-AR4	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR4
NAAC 2006-WF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-WF1
NAAC 2007-1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-1
NAAC 2007-2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-2
NAAC 2007-3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-3
NCMS2017-75B	Natixis Commercial Mortgage Securities Trust 2017-75B Commercial Mortgage Pass-Through Certificates, Series 2017-75B
NCMS2018-ALXA	Natixis Commercial Mortgage Securities Trust 2018-ALXA, Commercial Mortgage Pass-Through Certificates, Series 2018-ALXA
NCMS2018-OSS	Natixis Commercial Mortgage Securities Trust 2018-OSS Commercial Mortgage Pass Through Certificates Series 2018-OSS
NCMS2018-TSQ	20 Times Square Trust 2018-20TS, Commercial Mortgage Pass-Through Certificates, Series 2018-20TS
NCMS2019-10K	Natixis Commercial Mortgage Securities Trust 2019-10K, Commercial Mortgage Pass-Through Certificates, Series 2019-10K
NCMS2019-FAME	Natixis Commercial Mortgage Securities Trust 2019-FAME, Commercial Mortgage Pass-Through Certificates, Series 2019-FAME
NCMS2019-LVL	Natixis Commercial Mortgage Securities Trust 2019-LVL, Commercial Mortgage Pass-Through Certificates, Series 2019-LVL
NCMS2019-NEMA	Natixis Commercial Mortgage Securities Trust 2019-NEMA, Commercial Mortgage Pass-Through Certificates, Series 2019-NEMA
NCMT 2008-1	National City Mortgage Capital Trust 2008-1 Mortgage Pass-Through Certificates, Series 2008-1
NEWCASTLE 2007-1	New Castle Mortgage Securities Trust 2007-1 Asset-Backed Notes, Series 2007-1
NHEL 2006-AF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-AF1
NHEL 2006-FM1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM1
NHEL 2006-FM2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM2
NHEL 2006-HE1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE1
NHEL 2006-HE2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE2
NHEL 2006-HE3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE3
NHEL 2006-WF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-WF1
NHEL 2007-1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-1
NHEL 2007-2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-2
NHEL 2007-3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-3
NRPMT2013-1	NRP Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1
OPTION ONE 2006-1	Option One Mortgage Loan Trust 2006-1 Asset-Backed Certificates, Series 2006-1
OPTION ONE 2006-2	Option One Mortgage Loan Trust 2006-2 Asset-Backed Certificates, Series 2006-2
OPTION ONE 2006-3	Option One Mortgage Loan Trust 2006-3 Asset-Backed Certificates, Series 2006-3
OPTION ONE 2007-1	Option One Mortgage Loan Trust 2007-1 Asset-Backed Certificates, Series 2007-1
OPTION ONE 2007-2	Option One Mortgage Loan Trust 2007-2 Asset-Backed Certificates, Series 2007-2
OPTION ONE 2007-3	Option One Mortgage Loan Trust 2007-3 Asset-Backed Certificates, Series 2007-3
OPTION ONE 2007-4	Option One Mortgage Loan Trust 2007-4 Asset-Backed Certificates, Series 2007-4
OPTION ONE 2007-5	Option One Mortgage Loan Trust 2007-5 Asset-Backed Certificates, Series 2007-5
OPTION ONE 2007-6	Option One Mortgage Loan Trust 2007-6 Asset-Backed Certificates, Series 2007-6
OPTION ONE 2007-CP1	Option One Mortgage Loan Trust 2007-CP1 Asset-Backed Certificates, Series 2007-CP1
OPTION ONE 2007-FXD1	Option One Mortgage Loan Trust 2007-FXD1 Asset-Backed Certificates, Series 2007-FXD1

Appendix A-14

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
OPTION ONE 2007-FXD2	Option One Mortgage Loan Trust 2007-FXD2 Asset-Backed Certificates, Series 2007-FXD2
OPTION ONE 2007-HL1	Option One Mortgage Loan Trust 2007-HL1 Asset-Backed Certificates, Series 2007-HL1
OWNIT 2006-2	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-2
PC 2006-1	People's Financial Realty Mortgage Securities Trust Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1
PHH 2008-CIM1	PHH Mortgage Trust, Series 2008-CIM1 Mortgage-Backed Notes, Series 2008-CIM1
PHH 2008-CIM2	PHH Mortgage Trust, Series 2008-CIM2 Mortgage-Backed Notes, Series 2008-CIM2
PHHAM 2007-1	PHH Alternative Mortgage Trust, Series 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
PHHAM 2007-2	PHH Alternative Mortgage Trust, Series 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
PHHAM 2007-3	PHH Alternative Mortgage Trust, Series 2007-3, Mortgage Pass-Through Certificates, Series 2007-3
PRIME 2006-1	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2006-1
PRIME 2006-CL1	Prime Mortgage Trust 2006-CL1, Mortgage Pass-Through Certificates, Series 2006-CL1
RBSCF2013-GSP	RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP
RBSGC 2007-B	RBSGC Mortgage Loan Trust 2007-B, Mortgage Loan Pass-Through Certificates, Series 2007-B
RENAISSANCE 2006-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-1
RENAISSANCE 2006-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-2
RENAISSANCE 2006-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-3
RENAISSANCE 2006-4	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-4
RENAISSANCE 2007-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-1
RENAISSANCE 2007-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-2
RENAISSANCE 2007-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-3
RFCO2006EFC1	Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC1
RFCO2006EFC2	Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EFC2
RFCO2006EMX1	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX1
RFCO2006EMX2	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX2
RFCO2006EMX3	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX3
RFCO2006EMX4	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX4
RFCO2006EMX5	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX5
RFCO2006EMX6	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX6
RFCO2006EMX7	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX7
RFCO2006EMX8	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX8
RFCO2006EMX9	Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-EMX9
RFCO2006HI1	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI1
RFCO2006HI2	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI2
RFCO2006HI3	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2006-HI3
RFCO2006HI4	Residential Funding Mortgage Securities II, Inc. Home Loan Trust 2006-HI4
RFCO2006HI5	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI5
RFCO2006HSA1	Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2006-HSA1
RFCO2006HSA2	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA2
RFCO2006HSA3	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA3
RFCO2006KS1	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS1
RFCO2006KS2	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS2
RFCO2006KS3	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS3
RFCO2006KS4	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS4
RFCO2006KS5	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS5
RFCO2006KS6	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS6
RFCO2006KS7	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS7
RFCO2006KS8	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS8
RFCO2006KS9	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2006-KS9
RFCO2006NC1	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-NC1
RFCO2006NC2	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-NC2
RFCO2006NC3	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-NC3
RFCO2006QA1	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA1
RFCO2006QA10	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA10
RFCO2006QA11	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA11
RFCO2006QA2	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA2
RFCO2006QA3	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA3
RFCO2006QA4	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA4
RFCO2006QA5	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA5
RFCO2006QA6	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA6
RFCO2006QA7	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA7
RFCO2006QA8	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA8
RFCO2006QA9	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QA9
RFCO2006QH1	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QH1

Appendix A-15

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
RFCO2006QO1	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO1
RFCO2006QO10	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO10
RFCO2006QO2	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO2
RFCO2006QO3	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO3
RFCO2006QO4	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO4
RFCO2006QO5	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO5
RFCO2006QO6	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO6
RFCO2006QO7	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO7
RFCO2006QO8	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO8
RFCO2006QO9	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QO9
RFCO2006QS1	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS1
RFCO2006QS10	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS10
RFCO2006QS11	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS11
RFCO2006QS12	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS12
RFCO2006QS13	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS13
RFCO2006QS14	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS14
RFCO2006QS15	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS15
RFCO2006QS16	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS16
RFCO2006QS17	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS17
RFCO2006QS18	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS18
RFCO2006QS2	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS2
RFCO2006QS3	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS3
RFCO2006QS4	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS4
RFCO2006QS5	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS5
RFCO2006QS6	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS6
RFCO2006QS7	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS7
RFCO2006QS8	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS8
RFCO2006QS9	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-QS9
RFCO2006RS1	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS1
RFCO2006RS2	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS2
RFCO2006RS3	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS3
RFCO2006RS4	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS4
RFCO2006RS5	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS5
RFCO2006RS6	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RS6
RFCO2006RZ1	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ1
RFCO2006RZ2	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ2
RFCO2006RZ3	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ3
RFCO2006RZ4	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ4
RFCO2006RZ5	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-RZ5
RFCO2006S1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S1
RFCO2006S10	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S10
RFCO2006S11	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S11
RFCO2006S12	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S12
RFCO2006S2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S2
RFCO2006S3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S3
RFCO2006S4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S4
RFCO2006S5	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S5
RFCO2006S6	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S6
RFCO2006S7	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S7
RFCO2006S8	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S8
RFCO2006S9	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S9
RFCO2006SA1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA1
RFCO2006SA2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA2
RFCO2006SA3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA3
RFCO2006SA4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA4
RFCO2006SP1	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-SP1
RFCO2006SP2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP2
RFCO2006SP3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP3
RFCO2006SP4	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2006-SP4
RFCO2007EMX1	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2007-EMX1
RFCO2007HI1	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2007-HI1

Appendix A-16

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
RFCO2007KS1	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2007-KS1
RFCO2007KS2	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2007-KS2
RFCO2007KS3	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2007-KS3
RFCO2007KS4	Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates Series 2007-KS4
RFCO2007QA1	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA1
RFCO2007QA2	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA2
RFCO2007QA3	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA3
RFCO2007QA4	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA4
RFCO2007QA5	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QA5
RFCO2007QH1	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH1
RFCO2007QH2	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH2
RFCO2007QH3	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH3
RFCO2007QH4	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH4
RFCO2007QH5	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH5
RFCO2007QH6	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH6
RFCO2007QH7	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH7
RFCO2007QH8	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH8
RFCO2007QH9	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QH9
RFCO2007QO1	Residential Accredit Loans, Inc Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO1
RFCO2007QO2	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO2
RFCO2007QO3	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO3
RFCO2007QO4	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO4
RFCO2007QO5	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QO5
RFCO2007QS1	Residential Accredit Loans, Inc Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS1
RFCO2007QS10	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS10
RFCO2007QS11	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS11
RFCO2007QS2	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS2
RFCO2007QS3	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS3
RFCO2007QS4	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS4
RFCO2007QS5	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS5
RFCO2007QS6	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS6
RFCO2007QS7	Residential Accredit Loans, Inc Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS7
RFCO2007QS8	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS8
RFCO2007QS9	Residential Accredit Loans, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-QS9
RFCO2007RS1	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-Rs1
RFCO2007RS2	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-Rs2
RFCO2007RZ1	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-RZ1
RFCO2007S1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S1
RFCO2007S2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S2
RFCO2007S3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S3
RFCO2007S4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S4
RFCO2007S5	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S5
RFCO2007S6	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S6
RFCO2007S7	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S7
RFCO2007S8	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S8
RFCO2007S9	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S9
RFCO2007SA1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA1
RFCO2007SA2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA2
RFCO2007SA3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA3
RFCO2007SA4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA4
RFCO2007SP1	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-SP1
RFCO2007SP2	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-SP2
RFCO2007SP3	Residential Asset Mortgage Products, Inc. Mortgage Asset-Backed Pass-Through Certificates Series 2007-SP3
SABR 2006-FR1	Securitized Asset-Backed Receivables LLC Trust 2006-FR1 Mortgage Pass-Through Certificates, Series 2006-FR1
SABR 2006-FR2	Securitized Asset-Backed Receivables LLC Trust 2006-FR2 Mortgage Pass-Through Certificates, Series 2006-FR2
SABR 2006-FR3	Securitized Asset-Backed Receivables LLC Trust 2006-FR3 Mortgage Pass-Through Certificates, Series 2006-FR3
SABR 2006-HE1	Securitized Asset-Backed Receivables LLC Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1
SABR 2006-HE2	Securitized Asset-Backed Receivables LLC Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2
SABR 2006-NC1	Securitized Asset-Backed Receivables LLC Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1
SABR 2006-OP1	Securitized Asset-Backed Receivables LLC Trust 2006-OP1 Mortgage Pass-Through Certificates, Series 2006-OP1

Appendix A-17

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
SABR 2006-WM1	Securitized Asset-Backed Receivables LLC Trust 2006-WM1 Mortgage Pass-Through Certificates, Series 2006-WM1
SABR 2006-WM2	Securitized Asset-Backed Receivables LLC Trust 2006-WM2 Mortgage Pass-Through Certificates, Series 2006-WM2
SABR2006-WM3	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-WM3 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-WM3
SACO 2007-1	SACO I Trust Mortgage-Backed Certificates, Series 2007-1
SAIL 2006-1	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1
SAIL 2006-2	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2
SAIL 2006-3	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-3
SAIL 2006-4	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-4
SAMI II 2006-AR1	Structured Asset Mortgage Investments II Trust 2006-AR1 Mortgage Pass-Through Certificates, Series 2006-AR1
SAMI II 2006-AR2	Structured Asset Mortgage Investments II Trust 2006-AR2 Mortgage Pass-Through Certificates, Series 2006-AR2
SAMI II 2006-AR3	Structured Asset Mortgage Investments II Trust 2006-AR3 Mortgage Pass-Through Certificates, Series 2006-AR3
SAMI II 2006-AR4	Structured Asset Mortgage Investments II Trust 2006-AR4 Mortgage Pass-Through Certificates, Series 2006-AR4
SAMI II 2006-AR5	Structured Asset Mortgage Investments II Trust 2006-AR5 Mortgage Pass-Through Certificates, Series 2006-AR5
SAMI II 2006-AR8	Structured Asset Mortgage Investments II Trust 2006-AR8 Mortgage Pass-Through Certificates, Series 2006-AR8
SAMI II 2007-AR1	Structured Asset Mortgage Investments II Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1
SAMI II 2007-AR2	Structured Asset Mortgage Investments II Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2
SAMI II 2007-AR3	Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3
SAMI II 2007-AR4	Structured Asset Mortgage Investments II Trust 2007-AR4 Mortgage Pass-Through Certificates, Series 2007-AR4
SAMI II 2007-AR5	Structured Asset Mortgage Investments II Trust 2007-AR5 Mortgage Pass-Through Certificates, Series 2007-AR5
SAMI II 2007-AR6	Structured Asset Mortgage Investments II Trust 2007-AR6 Mortgage Pass-Through Certificates, Series 2007-AR6
SAMI II 2007-AR7	Structured Asset Mortgage Investments II Trust 2007-AR7 Mortgage Pass-Through Certificates, Series 2007-AR7
SARM 2006-1	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-1
SARM 2006-2	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-2
SARM 2006-3	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-3
SARM 2006-4	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-4
SARM 2006-5	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-5
SARM 2006-7	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-7
SARM 2006-8	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-8
SARM 2007-11	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-11
SARM 2007-3	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3
SARM 2007-4	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4
SARM 2007-6	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-6
SARM 2007-9	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-9
SASCO 2006-BC1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC1
SASCO 2006-BC2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC2
SASCO 2006-BC3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC3
SASCO 2006-BC5	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC5
SASCO 2006-BC6	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC6
SASCO 2006-OPT1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-OPT1
SASCO 2006-WF1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF1
SASCO 2006-WF2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF2
SASCO 2006-WF3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF3
SASCO 2007-BC1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC1
SASCO 2007-BC3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC3
SASCO 2007-WF1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF1
SASCO 2007-WF2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF2
SEMT 2012-5	Sequoia Mortgage Trust 2012-5 Mortgage Pass-Through Certificates, Series 2012-5
SEMT 2012-6	Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, Series 2012-6
SEMT 2013-2	Sequoia Mortgage Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2

Appendix A-18

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
SEMT 2013-3	Sequoia Mortgage Trust 2013-3 Mortgage Pass-Through Certificates, Series 2013-3
SEMT 2013-4	Sequoia Mortgage Trust 2013-4 Mortgage Pass-Through Certificates, Series 2013-4
SEMT 2013-5	Sequoia Mortgage Trust 2013-5
SEMT 2013-6	Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, Series 2013-6
SEMT 2013-7	Sequoia Mortgage Trust 2013-7 Mortgage Pass-Through Certificates, Series 2013-7
SEQUOIA 2006-1	Sequoia Mortgage Trust 2006-1
SEQUOIA 2007-1	Sequoia Mortgage Trust 2007-1
SEQUOIA 2007-2	Sequoia Mortgage Trust 2007-2
SEQUOIA 2007-3	Sequoia Mortgage Trust 2007-3
SEQUOIA 2007-4	Sequoia Mortgage Trust 2007-4
SGCMS2016-C5	SG Commercial Mortgage Securities LLC Commercial Mortgage Pass-Through Certificates, Series 2016-C5
SGCMS2019-787E	SG Commercial Mortgage Securities Trust 2019-787E, Commercial Mortgage Pass-Through Certificates, Series 2019-787E
SGCMS2019-PREZ	SG Commercial Mortgage Securities Trust 2019-PREZ, Commercial Mortgage Pass-Through Certificates, Series 2019-PREZ
SGCMS2020-COVE	SG Commercial Mortgage Securities Trust 2020-COVE, Commercial Mortgage Pass-Through Certificates, Series 2020-COVE
SGMS 2006-FRE1	SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1
SGMS 2006-FRE2	SG Mortgage Securities Trust 2006-FRE2 Asset-Backed Certificates, Series 2006-FRE2
SGMS 2006-OPT2	SG Mortgage Securities Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2
SMTS2013-10	Sequoia Mortgage Trust 2013-10 Mortgage Pass-Through Certificates, Series 2013-10
SMTS2013-11	Sequoia Mortgage Trust 2013-11 Mortgage Pass-Through Certificates, Series 2013-11
SMTS2013-12	Sequoia Mortgage Trust 2013-12 Mortgage Pass-Through Certificates, Series 2013-12
SMTS2013-8	Sequoia Mortgage Trust 2013-8 Mortgage Pass-Through Certificates, Series 2013-8
SMTS2013-9	Sequoia Mortgage Trust 2013-9 Mortgage Pass-Through Certificates, Series 2013-9
SMTS2014-1	Sequoia Mortgage Trust 2014-1 Mortgage Pass-Through Certificates, Series 2014-1
SMTS2014-2	Sequoia Mortgage Trust 2014-2 Mortgage Pass-Through Certificates, Series 2014-2
SMTS2014-3	Sequoia Mortgage Trust 2014-3 Mortgage Pass-Through Certificates, Series 2014-3
SMTS2014-4	Sequoia Mortgage Trust 2014-4 Mortgage Pass-Through Certificates, Series 2014-4
SMTS2015-1	Sequoia Mortgage Trust 2015-1 Mortgage Pass-Through Certificates, Series 2015-1
SMTS2015-2	Sequoia Mortgage Trust 2015-2 Mortgage Pass-Through Certificates, Series 2015-2
SMTS2015-3	Sequoia Mortgage Trust 2015-3 Mortgage Pass-Through Certificates, Series 2015-3
SMTS2015-4	Sequoia Mortgage Trust 2015-4 Mortgage Pass-Through Certificates, Series 2015-4
SMTS2016-1	Sequoia Mortgage Trust 2016-1 Mortgage Pass-Through Certificates, Series 2016-1
SMTS20162	Sequoia Mortgage Trust 2016-2 Mortgage Pass-Through Certificates, Series 2016-2
SMTS2016-3	Sequoia Mortgage Trust 2016-3 Mortgage Pass-Through Certificates, Series 2016-3
SMTS2017-1	Sequoia Mortgage Trust 2017-1 Mortgage Pass-Through Certificates, Series 2017-1
SMTS2017-2	Sequoia Mortgage Trust 2017-2 Mortgage Pass-through Certificates, Series 2017-2
SMTS2017-3	Sequoia Mortgage Trust 2017-3 Mortgage Pass-Through Certificates, Series 2017-3
SMTS2017-4	Sequoia Mortgage Trust 2017-4 Mortgage Pass-Through Certificates, Series 2017-4
SMTS2017-5	Sequoia Mortgage Trust 2017-4 Mortgage Pass-Through Certificates, Series 2017-5
SMTS2017-6	Sequoia Mortgage Trust 2017-6 Mortgage Pass-Through Certificates, Series 2017-6
SMTS2017-7	Sequoia Mortgage Trust 2017-7 Mortgage Pass-Through Certificates, Series 2017-7
SMTS2017-CH1	Sequoia Mortgage Trust 2017-CH1 Mortgage Pass-Through Certificates, Series 2017-CH1
SMTS2017-CH2	Sequoia Mortgage Trust 2017-CH2 Mortgage Pass-Through Certificates, Series 2017-CH1
SMTS2018-1	Sequoia Mortgage Trust 2017-CH1 Mortgage Pass-Through Certificates, Series 2018-1
SMTS2018-2	Sequoia Mortgage Trust 2018-2 Mortgage Pass-Through Certificates, Series 2018-1
SMTS2018-3	Sequoia Mortgage Trust 2018-3 Mortgage Pass-Through Certificates, Series 2018-3
SMTS2018-4	Sequoia Mortgage Trust 2018-4 Mortgage Pass-Through Certificates, Series 2018-4
SMTS2018-5	Sequoia Mortgage Trust 2018-4 Mortgage Pass-Through Certificates, Series 2018-5
SMTS2018-6	Sequoia Mortgage Trust 2018-6 Mortgage Pass-Through Certificates, Series 2018-6
SMTS2018-7	Sequoia Mortgage Trust 2018-7 Mortgage Pass-Through Certificates, Series 2018-7
SMTS2018-8	Sequoia Mortgage Trust 2018-8 Mortgage Pass-Through Certificates, Series 2018-8
SMTS2018-CH1	Sequoia Mortgage Trust 2018-CH1 Mortgage Pass-Through Certificates, Series 2018-CH1
SMTS2018-CH2	Sequoia Mortgage Trust 2018-CH2 Mortgage Pass-Through Certificates, Series 2018-CH2
SMTS2018-CH3	Sequoia Mortgage Trust 2018-CH3 Mortgage Pass-Through Certificates, Series 2018-CH3
SMTS2018-CH4	Sequoia Mortgage Trust 2018-CH4 Mortgage Pass-Through Certificates, Series 2018-CH4
SMTS2019-1	Sequoia Mortgage Trust 2019-1 Mortgage Pass-Through Certificates, Series 2019-1
SMTS2019-2	Sequoia Mortgage Trust 2019-2 Mortgage Pass-Through Certificates, Series 2019-2
SMTS2019-3	Sequoia Mortgage Trust 2019-3
SMTS2019-4	Sequoia Mortgage Trust 2019-4
SMTS2019-5	Sequoia Mortgage Trust 2019-5
SMTS2019-CH1	Sequoia Mortgage Trust 2019-CH1 Mortgage Pass-Through Certificates, Series 2019-CH1
SMTS2019-CH2	Sequoia Mortgage Trust 2019-CH2 Mortgage Pass-Through Certificates Series 2019-CH2
SMTS2019-CH3	Sequoia Mortgage Trust 2019-CH3 Mortgage Pass-Through Certificates Series 2019-CH3
SMTS2020-1	Redwood SEMT 2020-1
SMTS2020-2	Redwood SEMT 2020-2
SMTS2020-3	Redwood SEMT 2020-3
SMTS2020-4	SEQUOIA MORTGAGE TRUST 2020-4
SMTS2020-5	Sequoia Mortgage Trust 2020-5
SMTS2020-MC1	Sequoia Residential Funding, Inc.
SMTS2021-1	Sequoia Residential Funding, Inc.
SMTS2021-2	Sequoia Residential Funding, Inc.
SMTS2021-3	Sequoia Residential Funding, Inc. Sequoia Mortgage Trust 2021-3
SMTS2021-4	Sequoia Residential Funding, Inc.
SMTS2021-5	Sequoia Residential Funding, Inc.
SMTS2021-6	SEQUOIA RESIDENTIAL FUNDING, INC.

Appendix A-19

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
SMTS2021-7	SEQUOIA RESIDENTIAL FUNDING, INC.
SMTS2021-8	Sequoia Residential Funding, Inc.
STARM 2007-2	STARM Mortgage Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2
STARM 2007-3	STARM Mortgage Loan Trust 2007-3 Mortgage Pass-Through Certificates, Series 2007-3
SV 2007-OPT1	Soundview Home Loan Trust 2007-OPT1 Asset-Backed Certificates, Series 2007-OPT1
SV 2007-OPT2	Soundview Home Loan Trust 2007-OPT2 Asset-Backed Certificates, Series 2007-OPT2
SV 2007-OPT3	Soundview Home Loan Trust 2007-0PT3 Asset-Backed Certificates, Series 2007-0PT3
SV 2007-OPT4	Soundview Home Loan Trust 2007-OPT4 Asset-Backed Certificates, Series 2007-OPT4
SV 2007-OPT5	Soundview Home Loan Trust 2007-OPT5 Asset-Backed Certificates, Series 2007-OPT5
UBS2017-C1	UBS Commercial Mortgage Trust 2017-C1 Commercial Mortgage Pass-Through Certificates Series 2017-C1 Series 2017-C1
UBS2017-C2	UBS Commercial Mortgage Trust 2017-C2 Commercial Mortgage Pass-Through Certificates Series 2017-C2 Series 2017-C2
UBS2017-C3	UBS Commercial Mortgage Trust 2017-C3 Commercial Mortgage Pass-Through Certificates Series 2017-C3 Series 2017-C3
UBS2017-C4	UBS Commercial Mortgage Trust 2017-C4 Commercial Mortgage Pass-Through Certificates Series 2017-C4 Series 2017-C4
UBS2017-C5	UBS Commercial Mortgage Trust 2017-C5 Commercial Mortgage Pass-Through Certificates Series 2017-C5
UBS2017-C6	UBS Commercial Mortgage Trust 2017-C6 Commercial Mortgage Pass-Through Certificates Series 2017-C6 Series 2017-C6
UBS2017-C7	UBS Commercial Mortgage Trust 2017-C7 Commercial Mortgage Pass-Through Certificates Series 2017-C7
UBS 2018-C10	UBS Commercial Mortgage Trust 2018-C10 Commercial Mortgage Pass-Through Certificates Series 2018-C10
UBS2018-C11	UBS Commercial Mortgage Trust 2018-C11 Commercial Mortgage Pass-Through Certificates Series 2018-C11
UBS2018-C12	UBS Commercial Mortgage Trust 2018-C12 Commercial Mortgage Pass-Through Certificates Series 2018-C12
UBS2018-C13	UBS Commercial Mortgage Trust 2018-C13 Commercial Mortgage Pass-Through Certificates Series 2018-C13
UBS2018-C14	UBS Commercial Mortgage Trust 2018-C14 Commercial Mortgage Pass-Through Certificates Series 2018-C14
UBS2018-C15	UBS Commercial Mortgage Trust 2018-C15 Commercial Mortgage Pass-Through Certificates Series 2018-C15
UBS2018-C8	UBS Commercial Mortgage Trust 2018-C8 Commercial Mortgage Pass-Through Certificates Series 2018-C8
UBS2018-C9	UBS Commercial Mortgage Trust 2018-C9 Commercial Mortgage Pass-Through Certificates Series 2018-C9
UBS2019-C16	UBS Commercial Mortgage Trust 2019-C16 Commercial Mortgage Pass-Through Certificates Series 2019-C16
UBS2019-C17	UBS Commercial Mortgage Trust 2019-C17 Commercial Mortgage Pass-Through Certificates Series 2019-C17
UBS2019-C18	UBS Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates Series 2019-C18
VNDO TRUST 2016-350P	VNDO Trust 2016-350P Commercial Mortgage Pass-Through Certificates, Series 2016-350P
WACHOVIA 2006-C23	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23
WACHOVIA 2006-C27	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C27
WACHOVIA 2006-C28	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28
WACHOVIA 2006-C29	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29
WACHOVIA 2007-30	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-30
WACHOVIA 2007-C31	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C31
WACHOVIA 2007-C32	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C32
WACHOVIA 2007-C33	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C33
WACHOVIA 2007-C34	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C34
WFALT 2007-PA1	Wells Fargo Alternative Loan 2007-PA1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1
WFALT 2007-PA2	Wells Fargo Alternative Loan 2007-PA2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2
WFALT 2007-PA3	Wells Fargo Alternative Loan 2007-PA3 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA3
WFALT 2007-PA4	Wells Fargo Alternative Loan 2007-PA4 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA4
WFALT 2007-PA5	Wells Fargo Alternative Loan 2007-PA5 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA5
WFALT 2007-PA6	Wells Fargo Alternative Loan 2007-PA6 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6
WFCM 12-LC5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-LC5

Appendix A-20

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
WFCM2014-LC16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC16
WFCM2014-LC18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC18
WFCM2015-C26	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C26
WFCM2015-C27	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C27
WFCM2015-C28	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C28
WFCM2015-C29	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C29
WFCM2015-C30	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C30
WFCM2015-C31	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C31
WFCM2015-LC20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC20
WFCM2015-LC22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC22
WFCM2015-NXS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1
WFCM2015-NXS2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2
WFCM2015-NXS3	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3
WFCM2015-NXS4	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4
WFCM2015-P2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-P2
WFCM 2015-SG1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-SG1
WFCM2016-BNK1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-BNK1
WFCM2016-C32	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-C32
WFCM2016-C33	Wells Fargo Commercial Mortgage Trust 2016-C33, Commercial Mortgage Pass-Through Certificates, Series 2016-C33
WFCM2016-C34	Wells Fargo Commercial Mortgage Trust 2016-C34, Commercial Mortgage Pass-Through Certificates, Series 2016-C34
WFCM2016-C35	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass Through Certificates, Series 2016-C35
WFCM2016-C36	Wells Fargo Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C36
WFCM2016-C37	Wells Fargo Commercial Mortgage Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37
WFCM2016-LC24	Wells Fargo Commercial Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates, Series 2016-LC24
WFCM2016-LC25	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-LC25
WFCM2016-NXS5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS5
WFCM2016-NXS6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6
WFCM2017-BNK4	BANK 2017-BNK4 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4
WFCM2017-BNK7	BANK 2017-BNK7 Commercial Mortgage Pass-Through Certificates, Series 2017-BNK7
WFCM2017-C38	Wells Fargo Commercial Mortgage Trust 2017-C38, Commercial Mortgage Pass-Through Certificates, Series 2017-C38
WFCM2017-C39	Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass-Through Certificates, Series 2017-C39
WFCM2017-C40	Wells Fargo Commercial Mortgage Trust 2017-C40, Commercial Mortgage Pass- Through Certificates, Series 2017-C40
WFCM2017-C41	Wells Fargo Commercial Mortgage Trust 2017-C41, Commercial Mortgage Pass- Through Certificates, Series 2017-C41
WFCM2017-C42	Wells Fargo Commercial Mortgage Trust 2017-C42, Commercial Mortgage Pass-Through Certificates, Series 2017-C42
WFCM2017-RB1	Wells Fargo Commercial Mortgage Trust 2017-RB1, Commercial Mortgage Pass-Through Certificates, Series 2017-RB1
WFCM2017-RC1	Wells Fargo Commercial Mortgage Trust 2017-RC1, Commercial Mortgage Pass-Through Certificates, Series 2017-RC1
WFCM2018-1745	Wells Fargo Commercial Mortgage Trust 2018-1745, Commercial Mortgage Pass-Through Certificates, Series 2018-1745
WFCM2018-BNK10	BANK 2018-BNK10 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK10
WFCM2018-BNK13	BANK 2018-BNK13 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK13
WFCM2018-C43	Wells Fargo Commercial Mortgage Trust 2018-C43, Commercial Mortgage Pass- Through Certificates, Series 2018-C43
WFCM2018-C44	Wells Fargo Commercial Mortgage Trust 2018-C44, Commercial Mortgage Pass-Through Certificates, Series 2018-C44

Appendix A-21

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
WFCM2018-C45	Wells Fargo Commercial Mortgage Trust 2018-C45, Commercial Mortgage Pass-Through Certificates, Series 2018-C45
WFCM2018-C46	Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass-Through Certificates, Series 2018-C46
WFCM2018-C47	Wells Fargo Commercial Mortgage Trust 2018-C47, Commercial Mortgage Pass-Through Certificates, Series 2018-C47
WFCM2018-C48	Wells Fargo Commercial Mortgage Trust 2018-C48, Commercial Mortgage Pass-Through Certificates, Series 2018-C48
WFCM2019-55HY	Hudson Yards 2019-55HY Mortgage Trust, Commercial Mortgage Pass-Through Certificates
WFCM2019-BNK16	BANK 2019-BNK16 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK16
WFCM2019-BNK19	BANK 2019-BNK19 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK19
WFCM2019-BNK22	BANK 2019-BNK22 Commercial Mortgage Pass-Through Certificates, Series 2019-BNK22
WFCM2019-C49	Wells Fargo Commercial Mortgage Trust 2019-C49, Commercial Mortgage Pass-Through Certificates, Series 2019-C49
WFCM2019-C50	Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50
WFCM2019-C51	Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51
WFCM2019-C52	Wells Fargo Commercial Mortgage Trust 2019-C52, Commercial Mortgage Pass-Through Certificates, Series 2019-C52
WFCM2019-C53	Wells Fargo Commercial Mortgage Trust 2019-C53, Commercial Mortgage Pass-Through Certificates, Series 2019-C53
WFCM2019-C54	Wells Fargo Commercial Mortgage Trust 2019-C54, Commercial Mortgage Pass-Through Certificates, Series 2019-C54
WFCM2020-BNK25	BANK 2020-BNK25 Commercial Mortgage Pass-Through Certificates, Series 2020-BNK25
WFCM2020-C55	Wells Fargo Commercial Mortgage Trust 2020-C55, Commercial Mortgage Pass-Through Certificates, Series 2020-C55
WFCM2020-C56	Wells Fargo Commercial Mortgage Trust 2020-C56, Commercial Mortgage Pass-Through Certificates, Series 2020-C56
WFCM2020-C57	Wells Fargo Commercial Mortgage Trust 2020-C57 Commercial Mortgage Pass-Through Certificates, Series 2020-C57
WFCM2020-C58	Wells Fargo Commercial Mortgage Trust 2020-C58 Commercial Mortgage Pass-Through Certificates, Series 2020-C58
WFCM2021-BNK34	BANK 2021-BNK34 Commercial Mortgage Pass-Through Certificates Series 2021-BNK34
WFCM2021-C59	Wells Fargo Commercial Mortgage Trust 2021-C59 Commercial Mortgage Pass-Through Certificates, Series 2021-C59
WFCM2021-C60	Wells Fargo Commercial Mortgage Trust 2021-C60 Commercial Mortgage Pass-Through Certificates, Series 2021-C60
WFCMT 2013-LC12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-LC12
WFHET 2006-1	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust Home Equity Asset-Backed Certificates, Series 2006-1
WFHET 2006-2	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust Home Equity Asset-Backed Certificates, Series 2006-2
WFHET 2006-3	Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust Home Equity Asset-Backed Certificates, Series 2006-3
WFHET 2007-1	Wells Fargo Home Equity Asset-Backed Securities 2007-1 Trust Home Equity Asset-Backed Certificates, Series 2007-1
WFHET 2007-2	Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust Home Equity Asset-Backed Certificates, Series 2007-2
WFMBS 06-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR1
WFMBS 06-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR4
WFMBS 06-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR5
WFMBS 2006-20	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-20
WFMBS 2006-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-7
WFMBS 2006-AR11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR11
WFMBS 2006-AR12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates Series 2006-AR12
WFMBS 2006-AR13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR13
WFMBS 2006-AR14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR14
WFMBS 2006-AR15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR15
WFMBS 2006-AR16	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR16
WFMBS 2006-AR19	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR19
WFMBS 2007-15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-15
WFMBS 2007-17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-17
WFMBS 2007-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-7
WFMBS 2007-AR10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR10
WFMBS 2007-AR3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR3
WFMBS 2007-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR4
WFMBS 2007-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR5
WFMBS 2007-AR6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR6
WFMBS 2007-AR7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR7
WFMBS 2007-AR8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR8
WFMBS 2007-AR9	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR9
WFMBS 2008-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR1
WFMBS 2008-AR2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR2
WFMBS2018-1	Wells Fargo Mortgage Backed Securities 2018-1 Trust Mortgage Pass-Through Certificates
WFMBS2019-1	Wells Fargo Mortgage Backed Securities 2019-1 Trust Mortgage Pass-Through Certificates
WFMBS2019-2	Wells Fargo Mortgage Backed Securities 2019-2 Trust Mortgage Pass-Through Certificates

Appendix A-22

Document Custody Platform Transactions
Wells Fargo Deal Identifier	Long Name
WFMBS2019-3	Wells Fargo Mortgage Backed Securities 2019-3 Trust Mortgage Pass-Through Certificates
WFMBS2019-4	Wells Fargo Mortgage Backed Securities 2019-4 Trust Mortgage Pass Through Certificates, Series 2019-4
WFMBS2020-1	Wells Fargo Mortgage Backed Securities 2020-1 Trust Mortgage Pass Through Certificates, Series 2020-1
WFMBS2020-2	Wells Fargo Mortgage Backed Securities 2020-2 Trust Mortgage Pass Through Certificates, Series 2020-2
WFMBS2020-3	Wells Fargo Mortgage Backed Securities 2020-3 Trust Mortgage Pass Through Certificates, Series 2020-3
WFMBS2020-4	Wells Fargo Mortgage Backed Securities 2020-4 Trust, Mortgage Pass-Through Certificates, Series 2020-4
WFMBS2020-5	Wells Fargo Mortgage Backed Securities 2020-5 Trust Mortgage Pass-Through Certificates, Series 2020-5
WFMBS2020-RR1	Wells Fargo Mortgage Backed Securities 2020-RR1 Trust, Mortgage Pass-Through Certificates, Series 2020-RR1
WFMBS2021-1	Wells Fargo Mortgage Backed Securities 2021-1 Trust, Mortgage Pass-Through Certificates, Series 2021-1
WFMBS2021-2	Wells Fargo Mortgage Backed Securities 2021-2 Trust Mortgage Pass-Through Certificates
WFMBS2021-INV1	Wells Fargo Mortgage Backed Securities 2021-INV1 Trust Mortgage Pass-Through Certificates
WFMBS2021-RR1	Wells Fargo Mortgage Backed Securities 2021-RR1 Trust, Mortgage Pass-Through Certificates
WFRBS 11-C5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C5
WFRBS 12-C10	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C10
WFRBS 12-C6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C6
WFRBS 12-C7	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C7
WFRBS 12-C8	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C8
WFRBS 12-C9	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9
WFRBS 13-C11	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11
WFRBS 13-C12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C12
WFRBS 13-C13	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13
WFRBS 13-C14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C14
WFRBS2013-C15	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15
WFRBS2013-C16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C16
WFRBS2013-C17	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C17
WFRBS2013-C18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C18
WFRBS2013-UBS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1
WFRBS2014-C19	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C19
WFRBS2014-C20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C20
WFRBS2014-C21	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21
WFRBS2014-C22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C22
WFRBS2014-C23	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23
WFRBS2014-C24	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C24
WFRBS2014-C25	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25
WFRBS2014-LC14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC14
WMCMWMC20061	GE-WMC Mortgage Securities LLC Asset-Backed Pass-Through Certificates, Series 2006-1

Appendix A-23

Appendix B to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Wells Fargo’s transfer of its roles on the Document Custody Platform transactions to Computershare is ongoing. As of the beginning of the Period, Wells Fargo has not transferred to Computershare its document custody related roles, and the duties, rights, and liabilities for such roles, under the relevant agreements for any of the Document Custody Platform transactions. During the Period, for all the Document Custody Platform transactions, Wells Fargo engaged Computershare as a subservicer to perform virtually all of Wells Fargo’s obligations under the transaction agreements. As a result, the Company has determined that Computershare is a party participating in the servicing function with respect to the Document Custody Platform and the applicable servicing criteria relevant to the servicing activities performed by Computershare for the Document Custody Platform (the “Computershare Applicable Servicing Criteria”). Accordingly, Computershare is taking, and Wells Fargo is not taking, responsibility for assessing Computershare’s compliance with the Computershare Applicable Servicing Criteria for the Document Custody Platform, as of and for the twelve months ended December 31, 2022.

Appendix B-1